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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
 Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2013 through September 30, 2013

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree PanAgora Risk Parity Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund
SEMI-ANNUAL REPORT
September 30, 2013

TABLE OF CONTENTS
President’s Letter 1
Fund Expenses 2
Portfolio Manager Commentaries 4
Pear Tree Columbia Small Cap Fund 4
Pear Tree Quality Fund 6
Pear Tree PanAgora Dynamic Emerging Markets Fund 8
Pear Tree PanAgora Risk Parity Emerging Markets Fund 10
Pear Tree Polaris Foreign Value Fund 12
Pear Tree Polaris Foreign Value Small Cap Fund 14
Schedules of Investments 16
Pear Tree Columbia Small Cap Fund 16
Pear Tree Quality Fund 20
Pear Tree PanAgora Dynamic Emerging Markets Fund 24
Pear Tree PanAgora Risk Parity Emerging Markets Fund 32
Pear Tree Polaris Foreign Value Fund 47
Pear Tree Polaris Foreign Value Small Cap Fund 50
Statements of Assets and Liabilities 54
Statements of Operations 58
Statements of Changes in Net Assets 60
Financial Highlights 66
Notes to Financial Statements 78
Information for Shareholders 94
Management Contract and Advisory Contract Approval 95
Service Providers inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Semi-Annual Report for the six-month period ended September 30, 2013 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at

800-326-2151 with any questions or for assistance on your account.

Sincerely,

/s/ Willard Umphrey

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended September 30, 2013
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Annualized Expense Ratio	Expenses Paid* 4/1/2013 – 9/30/2013
Small Cap	Ordinary	Actual	$1,000.00	$1,139.10	1.51%	$8.12
		Hypothetical	$1,000.00	$1,017.47	1.51%	$7.66
	Institutional	Actual	$1,000.00	$1,140.90	1.26%	$6.77
		Hypothetical	$1,000.00	$1,018.75	1.26%	$6.38
Quality	Ordinary	Actual	$1,000.00	$1,032.80	1.29%	$6.57
		Hypothetical	$1,000.00	$1,018.61	1.29%	$6.52
	Institutional	Actual	$1,000.00	$1,034.40	0.97%	$4.92
		Hypothetical	$1,000.00	$1,020.23	0.97%	$4.89
Emerging Markets	Ordinary	Actual	$1,000.00	$948.60	1.74%	$8.48
		Hypothetical	$1,000.00	$1,016.37	1.74%	$8.77
	Institutional	Actual	$1,000.00	$949.70	1.48%	$7.24
		Hypothetical	$1,000.00	$1,017.64	1.48%	$7.49
Risk Parity	Ordinary	Actual	$1,000.00	$1,033.00	1.92%	$5.12
Emerging Markets		Hypothetical	$1,000.00	$1,015.47	1.92%	$9.68
	Institutional	Actual	$1,000.00	$1,033.00	1.68%	$4.48
		Hypothetical	$1,000.00	$1,016.67	1.68%	$8.47
Foreign Value	Ordinary	Actual	$1,000.00	$1,082.80	1.54%	$8.04
		Hypothetical	$1,000.00	$1,017.35	1.54%	$7.78
	Institutional	Actual	$1,000.00	$1,083.40	1.29%	$6.73
		Hypothetical	$1,000.00	$1,018.60	1.29%	$6.52
Foreign Value	Ordinary	Actual	$1,000.00	$1,053.30	1.60%	$8.24
Small Cap		Hypothetical	$1,000.00	$1,017.04	1.60%	$8.09
	Institutional	Actual	$1,000.00	$1,055.20	1.35%	$6.97
		Hypothetical	$1,000.00	$1,018.29	1.35%	$6.84

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, other than for Risk Parity, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended September 30, 2013, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 183/365 (which reflects the six-month period covered by this report). “Expenses Paid” for each Risk Parity share class relating to actual or hypothetical returns is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended September 30, 2013, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) for Ordinary Shares, the fraction 95/365 (which reflects the 95-day period beginning on the date that both Ordinary and Institutional class shares were first sold and ending on the last day of the period covered by this report).

PEAR TREE COLUMBIA SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2013

Investment Commentary

For the semi-annual period ended September 30, 2013, the Pear Tree Columbia Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the Russell 2000 Index. The Fund achieved a return of 13.91% at net asset value compared to 13.61% for the Index.

Fund Information
Net Assets Under Management	$122.5 Million
Number of Companies	75
Price to Book Ratio	4.0
Price to Earnings Ratio	30.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.80%	1.55%
Total Expense Ratio (Net)*	1.80%	1.55%
Ticker Symbol	USBNX	QBNAX
*per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the six months ended September 30, 2013.

Market Conditions and Investment Strategies

Despite modest economic growth, equity markets in the U.S. are having a very good year, compliments of the Federal Reserve. Low interest rates on savings have been a major catalyst for investors to seek both higher yields and greater risk in the stock market. The past six months have seen solid performance from almost all segments of the market. Returns for small cap stocks have been particularly strong, reflecting robust revenue and earnings growth.

Analyzing the sector returns for the Russell 2000 Index, Telecommunications Services and Consumer Staples topped the list with returns of 23%, closely followed by Health Care and Information Technology, each with gains of 21%. The Consumer Discretionary and Industrials sectors were next posting returns of 18% and 15% respectively. Energy gained 13% for the period while Financials earned a single digit return of 6%. Materials and Utilities were the laggards with returns of less than 1% for the period.

The Fund’s return versus the Index was also quite strong. The Consumer Staples sector was the Fund’s standout performer, adding 3.2% to our relative return, due primarily to one stock, Nu Skin Enterprises Inc. The company, which develops and sells personal care products, saw its stock rise 117% for the period after reporting an excellent quarter and raising guidance. The Fund’s stock selection in the Materials sector also added to our return for the period. Conversely, the Fund’s stock selection in Health Care detracted 1.4% from the Fund’s relative return, in large part due to Bioscrip Inc., which fell 31% during the period, as the pharmacy benefits manager lowered guidance, and announced a secondary offering. As a result, the Fund sold a significant portion of our position. The Fund’s stock selection in Financials and Industrials also detracted from the Fund’s returns versus the benchmark.

Portfolio Changes

The Information Technology, Industrials, Health Care, and Consumer Staples sector weightings increased during the quarter, while the Consumer Discretionary, Financials, Energy, Materials, and Telecommunications Services sectors declined. Changes in all other sectors were not material.

PEAR TREE COLUMBIA SMALL CAP FUND

A Look Ahead

We are pleased with the way the Fund’s existing portfolio of companies has been able to navigate the challenging market environment this year. Despite the fact that many stocks have had significant gains, we continue to find new and exciting investment opportunities. We remain committed to our philosophy of investing in high quality companies with unique positions of market leadership and competitive positions that can be sustained.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE COLUMBIA SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	31.2%
Nu Skin Enterprises, Inc., Class A	5.0%
Alliance Data Systems Corporation	3.9%
EPR Properties	3.6%
Hersha Hospitality Trust	3.6%
Proto Labs, Inc.	3.2%
Core Laboratories N.V.	2.7%
IMAX Corporation	2.6%
Finisar Corporation	2.2%
Cinemark Holdings, Inc.	2.2%
MedAssets, Inc.	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Industirals	20.9%
Information Technology	17.6%
Consumer Discretionary	16.8%
Financials	16.6%
Consumer Staples	11.5%
Health Care	8.5%
Energy	4.5%
Materials	1.8%
Telecommunication Services	0.7%
CASH + other assets (net)	1.1%

Value of a $10,000 Investment

Pear Tree Columbia Small Cap (PTSC) Ordinary Shares vs. Russell 2000 Index

PEAR TREE COLUMBIA SMALL CAP FUND

Average Annual Total Returns
	3Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.76%	13.91%	27.07%	8.98%	8.01%	10.51%	08/03/92
Institutional Shares1	9.86%	14.09%	27.39%	9.26%	8.38%	9.87%	01/06/93
Russell 20002	10.21%	13.61%	30.06%	11.15%	9.64%	9.88%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of September 30, 2013

Investment Commentary

For the semi-annual period ended September 30, 2013, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, S&P 500 Index® (the “Index”)*. The Fund achieved a return of 3.28% at net asset value compared to 8.31% for the Index.

Fund Information
Net Assets Under Management	$110.4 Million
Number of Companies	76
Price to Book Ratio	3.3
Price to Earnings Ratio	14.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.62%	1.35%
Total Expense Ratio (Net)**	1.37%	1.10%
Ticker Symbol	USBOX	QGIAX
*per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the six months ended September 30, 2013.
**Reflects all fee waivers currently in effect. Fee waivers may not be amended, rescinded or terminated before July 31, 2014 without the consent of the Fund’s board.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2013 to September 30, 2013, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.28.

Over the previous six months, the Utilities sector was the largest positive contributor to the Fund’s performance, due to an underweight position. The Fund’s large overweight position in the Healthcare sector and underweight position in the Telecommunication Services sector also contributed to performance.

The greatest detractor to performance came from the Consumer Staples sector where a large overweight position negatively affected relative performance. Stock selection in Consumer Discretionary, Consumer Staples, Health Care and Information Technology also detracted from performance.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the six month period ending September 30, 2013, the Fund rebalanced the holdings twice to replicate the publicly disclosed holdings of the current target portfolio. The two rebalances resulted in the sale of four positions. Also as a result of the rebalances, the Fund opened new positions in twelve companies; six Health Care companies, four Consumer Staples companies, one Industrials company and one Information Technology company.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain substantially the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

The Fund’s target portfolio is GMO Quality Fund III (GQETX) and the Fund is managed by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings
Percentage of total net assets	43.4%
Johnson & Johnson	5.4%
Google, Inc.	5.1%
Microsoft Corporation	4.8%
Oracle Corporation	4.7%
Coca-Cola Company (The)	4.4%
Pfizer Inc.	4.3%
Cisco Systems, Inc.	3.9%
Chevron Corporation	3.7%
Philip Morris International, Inc.	3.6%
Procter & Gamble Company	3.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	29.8%
Health Care	28.0%
Consumer Staples	27.5%
Energy	7.2%
Consumer Discretionary	4.9%
Industrials	1.3%
Telecommunication Services	0.5%
CASH + other assets (net)	0.8%

Value of a $10,000 Investment

Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

PEAR TREE QUALITY FUND

Average Annual Total Returns
	3Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	1.36%	3.28%	11.02%	7.00%	5.01%	8.89%	05/06/85
Institutional Shares1	1.42%	3.44%	11.46%	7.30%	5.31%	7.45%	03/25/91
S&P 5002	5.24%	8.31%	19.34%	10.02%	7.57%	10.59%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85.

* S&P 500 Index is the registered mark of Standard & Poor’s.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2013

Investment Commentary

For the semi-annual period ended September 30, 2013, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of –5.14% at net asset value compared to –2.52% for the Index.

Fund Information
Net Assets Under Management	$145.1 Million
Number of Companies	215
Price to Book Ratio	1.4
Price to Earnings Ratio	9.6
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.92%	1.65%
Total Expense Ratio (Net)*	1.92%	1.65%
Ticker Symbol	QFFOX	QEMAX
*per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the six months ended September 30, 2013.

Market Conditions and Investment Strategies

On a country basis, the largest detractors were India (–1.16%) and South Korea (–0.76%) Among holdings in India the largest detractor was holding Gitanjali Gems Limited while among holdings South Korea the largest detractor not holding Naver Corp. The largest contributors were Mexico (0.64%) and China (0.60%). Among holdings in Mexico, the largest contributor was holding Gruma, S.A.B. de C.V., while among holdings in China, the largest contributor was an overweight to Great Wall Motor Company.

On a sector basis, the largest detractors were Information Technology (–0.67%) and Energy (–0.46%). Among holdings in Information Technology the largest detractor was an underweight to Tencent Holdings Limited, while among holdings in Energy the largest detractor was an overweight to Oil & Natural Gas Corp. The largest contributors were Industrials (0.47%) and Consumer Staples (0.18%). Among the holdings in Industrials the largest contributor was an overweight to Teco Electric & Machine while among holdings in Consumer Staples the largest contributor was an overweight to President Chain Store.

During the semi-annual period that ended September 2013, our proprietary Dynamic Alpha model performed well — our high-ranked alpha stocks outperformed the worst ranked alpha stocks. However, our proprietary short-term and intermediate-term models underperformed, which resulted in poor stock selection detracting from the positive Dynamic Alpha model performance. The Risk Parity approach also detracted from relative performance.

Portfolio Changes

The addition of the Risk Parity strategy was a significant portfolio change during the Semi-Annual period ended September 30, 2013.

A Look Ahead

As a quantitative investment firm, the Fund’s Sub-Adviser tends not to provide strategy-specific forward looking commentary. It believes that its systematic investment approach ensures that it deliver a portfolio of its highest conviction of ideas to all of its clients.

The Fund’s portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings3
Percentage of total net assets	33.2%
Pear Tree PanAgora Risk Parity Emerging Markets	16.6%
Samsung Electronics Company, Ltd.	4.2%
China Construction Bank Corporation	2.1%
China Mobile Limited	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%
Bank of China Ltd. H	1.6%
LUKoil	1.5%
CNOOC Limited	1.3%
Sasol Ltd.	1.2%
Hyundai Motor Company Ltd.	1.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation3
Percentage of total net assets	100.0%
Financials	20.2%
Information Technology	13.7%
Energy	11.0%
Consumer Discretionary	8.3%
Consumer Staples	7.9%
Industrials	6.6%
Materials	6.4%
Telecommunication Services	5.0%
Utilities	1.7%
Health Care	1.4%
Mutual Funds	16.7%
CASH + other assets (net)	1.1%

Top 10 Country Allocations3
Percentage of total net assets	70.0%
South Korea	11.6%
Taiwan	11.6%
China	10.9%
Brazil	9.2%
Hong Kong	6.0%
South Africa	5.4%
Malaysia	4.2%
Russia	4.1%
Mexico	3.8%
India	3.2%

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Value of a $10,000 Investment

Pear Tree PanAgora Dynamic Emerging Markets (PTEM) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
	3Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	4.24%	–5.14%	0.79%	5.41%	12.57%	6.02%	09/30/94
Institutional Shares1	4.28%	–5.03%	1.03%	5.67%	12.91%	7.78%	04/02/96
MSCI EM2	5.90%	–2.52%	1.33%	7.56%	13.16%	5.47%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

3 “Top 10 Holdings”, “Sector Allocation”, and “Top 10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2013

Investment Commentary

For the period June 27, 2013 (inception date) through September 30, 2013, the Pear Tree PanAgora Risk Parity Emerging Markets Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 3.30% compared to 8.32% for the Index.

Fund Information
Net Assets Under Management	$24.3 Million
Number of Companies	488
Price to Book Ratio	1.8
Price to Earnings Ratio	15.0
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.37%	1.12%
Total Expense Ratio (Net)*	1.37%	1.12%
Ticker Symbol	RPEMX	EMPRX
*2013 Initial Prospectus estimated expense ratio. See financial highlights for total expense ratios for the six months ended September 30, 2013.

Market Conditions and Investment Strategies

PanAgora’s proprietary Risk Parity portfolio construction approach is centered on the belief that diversification is the key to generating better risk-adjusted returns and that avoiding risk concentration is the best way to achieve true portfolio diversification. The Risk Parity Emerging Markets Equity strategy therefore seeks to achieve true diversification by balancing risk exposures at many levels. In an effort to mitigate risk concentration, Risk Parity is applied within countries to simultaneously balance risk across sector and stock exposures, and is then applied across countries so that each country contributes equally to risk at the aggregate portfolio level. The expected result is a more diversified, risk balanced emerging markets equity portfolio that has lower volatility and more downside protection than a more concentrated approach, such as those based on capitalization weighted indices, without sacrificing return potential.

On a country basis, the best performing countries were Poland (21.8%) and South Korea (17.4%), while the worst performing countries were Indonesia (–20.6), Turkey (–5.9%) and Chile (–4.1%). On a sector basis, the best performing sectors were Energy (12.7%) and Consumer Discretionary (11.8%) while the worst performing sector was Consumer Staples (2.3%). At the country level, the top contributors to performance on an absolute basis were holdings in South Korea (118 bps) and China (87 bps). Positions held in Indonesia (–128 bps) and India (–21 bps) detracted. Sectors that contributed to absolute portfolio performance included Information Materials (86 bps) and Technology (66 bps). Consumer Staples (–4 bps) detracted.

A Look Ahead

As a quantitative investment firm, the Fund’s Sub-Adviser tends not to provide strategy-specific forward looking commentary. It believes that its systematic investment approach ensures that it delivers a portfolio of its highest conviction of ideas to all of its clients.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA and Mark Barnes of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings
Percentage of total net assets	16.4%
iPath MSCI India Index ETN	4.8%
Vanguard FTSE Emerging Markets Index Fund	3.9%
iShares MSCI Emerging Markets Index Fund	3.1%
Maroc Telecome S.A.	0.9%
Attijariwafa Bank	0.7%
Jollibee Foods Corporation	0.7%
Chunghwa Telecome Co., Ltd.	0.7%
Douja Prom Addoha	0.6%
Almacees Exito S.A.	0.5%
Glow Energy PCL	0.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	15.9%
Telecommunication Services	12.9%
Consumer Staples	10.7%
Materials	9.4%
Consumer Discretionary	8.8%
Industrials	8.0%
Energy	8.0%
Utilities	7.2%
Health Care	4.7%
Information Technology	2.3%
Exchange Traded Funds	7.0%
Exchange Traded Notes	4.8%
Cash and Other Assets (Net)	0.3%

Top 10 Country Allocations
Percentage of total net assets	63.0%
Malaysia	10.0%
Thailand	7.3%
Taiwan	7.0%
South Africa	6.5%
Mexico	6.0%
Indonesia	5.4%
Brazil	5.3%
South Korea	5.3%
Philippines	5.2%
Turkey	5.0%

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets (PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
	3Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	1.27%					3.30%	6/27/2013
Institutional Shares1	1.27%					3.30%	6/27/2013
MSCI EM2	5.90%					8.32%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/27/2013.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of September 30, 2013

Investment Commentary

For the semi-annual period ended September 30, 2013, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of 8.28% at net asset value compared to 10.79% for the Index.

Fund Information
Net Assets Under Management	$1,095.7 Million
Number of Companies	46
Price to Book Ratio	2.1
Price to Earnings Ratio	14.4
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.59%	1.33%
Total Expense Ratio (Net)*	1.59%	1.33%
Ticker Symbol	QFVOX	QFVIX
*per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the six months ended September 30, 2013.

Market Conditions and Investment Strategies

Global market volatility persisted with two of the past six months in negative territory, per the MSCI EAFE Index. Staying true to the Sub-Adviser’s value discipline, The Fund invested cash inflows during the declines, when fundamentally sound companies appeared undervalued.

Consumer Discretionary holdings boosted Fund performance, led by Italian lottery operator GTECH as well as U.K. homebuilders. GTECH noted strong quarterly results, highlighting revenue growth in the U.S. lottery business. In the Telecommunications sector, Deutsche Telekom and KDDI Corporation posted double digit returns for the period. Deutsche announced strong earnings, going on the offensive in the U.S. market through its T-Mobile USA subsidiary, with competitive rates, a LTE network and an iPhone offering. Irish food producer Greencore Group was the best performing holding within the Consumer Staples sector. The company reported healthy revenues and growth in the food-to-go business at Starbucks and 7-11 in the U.S. Positive analyst reports further advanced the stock, which gained inclusion in the FTSE 250.

Methanex, the world’s largest methanol producer, reached a record high during the period on strong methanol demand not only for paints and plastics but also for fuel additives and adhesives. Among other Materials companies, BASF posted solid earnings after further restructuring to improve profitability amidst weak volumes. Fragrance and flavorings company Symrise benefitted from lessening cost pressures from its menthol start-up, a diverse customer base and exposure to growing emerging countries.

The primary reason for underperformance was due to an underweight position in Financials. Defensive sectors, namely Energy and Utilities, also detracted from better performance. Refiner Thai Oil declined on volatile oil prices and a weaker Thai Baht. French oil and gas explorer Maurel et Prom was down on speculation regarding tax litigation in Gabon. Additionally, Japanese Materials company Showa Denko was negatively impacted by slower petrochemical and chemical sales.

Portfolio Changes

During the six-month period, no positions were liquidated. An influx of investor cash was used to purchase one new holding, Ipsos SA of France. A Consumer Discretionary company, Ipsos conducts market research for global consumer product companies. Additional cash was put to work within existing portfolio holdings.

PEAR TREE POLARIS FOREIGN VALUE FUND

A Look Ahead

Macro-economic conditions worldwide appear to be slightly improving, with marginal growth evident in China, Europe and the U.S. However, there are any number of mitigating factors, including the U.S. government fiscal deliberations, currency concerns in emerging markets and China’s potential liquidity crisis. We continue to diversify the portfolio, focusing on holdings that can weather volatility and grow in moderate economic conditions.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings
Percentage of total net assets	25.5%
Deutsche Telekom AG	2.8%
Samsung Electronics Company, Ltd.	2.7%
Taylor Wimpey plc	2.7%
Wincor Nixdorf AG	2.6%
KDDI Corporation	2.5%
Methanex Corporation	2.5%
BHP Billiton plc	2.5%
Barratt Developments plc	2.4%
Showa Denko K.K.	2.4%
Standard Chartered plc	2.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Materials	20.4%
Consumer Discretionary	16.2%
Financials	13.2%
Industrials	9.7%
Telecommunication Services	7.6%
Information Technology	7.5%
Consumer Staples	6.7%
Energy	6.2%
Health Care	4.6%
Utilities	1.6%
Cash and Other Assets (Net)	6.3%

Top 10 Country Allocations
Percentage of total net assets	74.2%
Germany	16.2%
United Kingdom	15.3%
Japan	9.4%
France	7.3%
Sweden	6.3%
Finland	6.0%
Ireland	4.4%
Italy	4.1%
South Korea	2.7%
Canada	2.5%

PEAR TREE POLARIS FOREIGN VALUE FUND

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

Average Annual Total Returns
	3Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	8.89%	8.28%	21.92%	11.53%	9.42%	6.88%	05/15/98
Institutional Shares1	8.96%	8.34%	22.17%	11.75%	9.67%	8.64%	12/18/98
MSCI EAFE2	11.61%	10.79%	24.29%	6.85%	8.50%	4.77%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2013

Investment Commentary

For the semi-annual period ended September 30, 2013, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P EPAC Small Cap Index1 (the “Index”). The Fund achieved a return of 5.33% at net asset value compared to 12.67% for the Index.

Fund Information
Net Assets Under Management	$121.8 Million
Number of Companies	60
Price to Book Ratio	2.3
Price to Earnings Ratio	15.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.66%	1.41%
Total Expense Ratio (Net)*	1.66%	1.41%
Ticker Symbol	QUSOX	QUSIX
*per prospectus dated August 1, 2013. See financial highlights for total expense ratios for the six months ended September 30, 2013.

Market Conditions and Investment Strategies

Although the Fund was in positive absolute territory, it underperformed versus the benchmark due to declines in emerging markets, which comprise approximately 20% of the portfolio.

Among industrials, U.K. shipping service provider Clarkson PLC was up after announcing increased market share on the back of a diverse product mix and geographic reach. In the Consumer Discretionary sector, Wetherspoon’s stock price rose on healthy pub sales. Halfords Group reported strong revenues, with increased bicycle and car part sales. By contrast, Samson Holding declined on slow furniture sales. In Healthcare, Japanese laboratory testing services company BML was up on higher clinical testing sales and volumes. UDG Healthcare (rebranded from United Drug) delivered with positive earnings, business growth and successful acquisition integrations.

Irish food producer Greencore Group was the best performing stock within the Consumer Staples sector. The company announced strong earnings and growth in the food-to-go business at Starbucks and 7-11 in the U.S. Positive analyst reports further advanced the stock, which gained inclusion in the FTSE 250.

South Indian Bank declined due to lower net interest margins and asset quality concerns. LIC Housing Finance dropped in line with the Indian stock market, which was negatively impacted by weak GDP, currency volatility and U.S. Fed actions. Utility companies also detracted from performance. Manila Water’s efforts to increase water tariffs were rejected by regulators. Instead, regulators sought to restrict tariffs, causing Manila to file for arbitration.

Portfolio Changes

During the six-month period, the Fund sold positions in Sichuan Expressway and Manappuram General Finance due to corporate governance concerns. Cash was redeployed to five new positions, including France-based Ipsos, a market research firm for global consumer products; Indian IT company Hexaware Technologies; truck electricals company PKC Group; Shanghai Mechanical, a joint venture with Mitsubishi for elevator installations; and Semperit AG, an Austrian company that manufactures rubber and plastic products for the medical and industrial sectors.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

A Look Ahead

Macro-economic conditions worldwide appear to be slightly improving, with marginal growth evident in China, Europe and the U.S. However, there are any number of mitigating factors, including the U.S. government fiscal deliberations, currency concerns in emerging markets and China’s potential liquidity crisis. We continue to diversify the portfolio, focusing on Fund holdings that can weather volatility and grow admirably in positive markets. As value opportunities continue to appear in the Sub-Adviser’s research, the Fund’s Sub-Adviser will be adding new buys to the Fund portfolio in the coming quarters.

1 As of August 1, 2013, The Fund replaced its benchmark with the MSCI ACWI (ex USA small cap) because it believes the new index represents the emerging market exposure in the Fund better that the S&P EPAC Index.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	24.9%
UDG Healthcare plc	3.0%
Greencore Group plc	2.8%
Galliford Try plc	2.7%
BML, Inc.	2.6%
Freenet AG	2.5%
Daicel Corporation	2.3%
Equatorial Energia S.A.	2.3%
Chugoku Marine Paints Ltd.	2.3%
Manila Water Company, Inc.	2.2%
Alternative Networks plc	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	21.6%
Industrials	15.5%
Information Technology	10.4%
Financials	9.8%
Consumer Staples	9.7%
Telecommunication Services	8.3%
Health Care	7.4%
Materials	6.7%
Utilities	6.1%
Cash and Other Assets (Net)	4.5%

Top 10 Country Allocations
Percentage of total net assets	72.7%
United Kingdom	15.9%
Japan	10.4%
Ireland	9.1%
India	6.7%
Germany	6.7%
Norway	6.2%
Hong Kong	5.3%
Sweden	4.6%
Thailand	4.0%
Singapore	3.8%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

Average Annual Total Returns
	3Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	7.38%	5.33%	21.82%	12.66%		5.70%	5/1/2008
Institutional Shares1	7.46%	5.52%	22.15%	12.94%		5.94%	5/1/2008
MSCI ACWI ex USA Small Cap2	12.46%	7.66%	20.45%	11.76%		3.65%	_______
S&P/EPAC Small Cap3	14.96%	12.67%	28.50%	10.32%		3.21%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 23 developed markets and 21 emerging market countries

3 The S&P/Europe Pacific Asia Composite (“S&P/EPAC”) Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 5/1/2008.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE COLUMBIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

September 30, 2013 (Unaudited)

Common Stock—98.9%
	Shares	Value
AIRLINES—0.6%
Spirit Airlines, Inc. (a)	21,806	$747,292
BANKS—3.8%
CoBiz Financial, Inc.	120,589	1,164,890
F.N.B. Corporation	164,639	1,997,071
Pinnacle Financial Partners, Inc.	32,580	971,210
United Bankshares, Inc. (b)	17,132	496,485
		4,629,656
BEVERAGES—1.8%
SodaStream International Ltd. (a)(b)	34,664	2,162,687
BUILDING PRODUCTS—3.8%
Builders FirstSource, Inc. (a)	204,308	1,201,331
Drew Industries, Inc.	27,885	1,269,883
NCI Building Systems, Inc. (a)	70,343	896,170
Trex Company, Inc. (a)	26,359	1,305,561
		4,672,945
CHEMICALS—1.7%
Ferro Corporation (a)	235,494	2,145,350
COMMERCIAL SERVICES & SUPPLIES—11.6%
Acacia Research Corporation—Acacia Technologies	110,346	2,544,579
Beacon Roofing Supply, Inc. (a)	27,727	1,022,295
Cardtronics, Inc. (a)	41,678	1,546,254
Euronet Worldwide, Inc. (a)	28,153	1,120,489
Heartland Payment Systems, Inc.	43,359	1,722,219
Kforce, Inc. (a)	139,418	2,466,304
WageWorks, Inc. (a)	39,093	1,972,242
Waste Connections, Inc.	40,064	1,819,306
		14,213,688
COMMUNICATIONS EQUIPMENT—2.1%
NICE-Systems Ltd. (c)	42,917	1,775,476
Ubiquiti Networks, Inc.	22,125	743,179
		2,518,655
CONSTRUCTION & ENGINEERING—2.0%
MasTec, Inc. (a)	79,615	2,412,335
DIVERSIFIED FINANCIALS—2.7%
Hercules Technology Growth Capital, Inc.	77,346	1,179,527
ICG Group, Inc. (a)	147,191	2,088,640
		3,268,167
DIVERSIFIED TELECOMMUNICATIONS—0.7%
Allot Communications Ltd. (a)	67,822	856,592
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.5%
Applied Optoelectronics, Inc. (a)	9,385	93,850
Finisar Corporation (a)	121,339	2,745,902
OSI Systems, Inc. (a)	19,240	1,432,803
		4,272,555
ENERGY EQUIPMENT & SERVICES—4.5%
Core Laboratories N.V.	19,488	3,297,564
Hornbeck Offshore Services, Inc. (a)	39,488	2,268,191
		5,565,755
FOOD & DRUG RETAILING—1.0%
United Natural Foods, Inc. (a)	18,422	1,238,327
FOOD PRODUCTS—2.7%
Boulder Brands, Inc. (a)	121,443	1,947,946
Hain Celestial Group, Inc. (a)	17,984	1,386,926
		3,334,872
HEALTH CARE EQUIPMENT & SUPPLIES—4.0%
Accuray Incorporated (a)(b)	114,758	848,061
BioTelemetry, Inc. (a)	176,479	1,748,907
Natus Medical, Inc. (a)	95,344	1,351,978
Spectranetics Corporation (The) (a)	58,037	973,861
		4,922,807
HEALTH CARE PROVIDERS & SERVICES—4.5%
Bio-Reference Laboratories, Inc. (a)(b)	20,298	606,504
BioScrip, Inc. (a)	11,767	103,314
Catamaran Corporation (a)	30,908	1,420,223
Healthways, Inc. (a)	69,409	1,284,760
Henry Schein, Inc. (a)	19,794	2,052,638
		5,467,439
HOTELS, RESTAURANTS & LEISURE—1.1%
National CineMedia, Inc.	70,159	1,323,199
HOUSEHOLD DURABLES—0.4%
Standard Pacific Corporation (a)	61,043	482,850
INTERNET SOFTWARE & SERVICES—0.4%
eGain Corporation (a)	34,341	518,206
IT CONSULTING & SERVICES—5.0%
Alliance Data Systems Corporation (a)	22,588	4,776,684
EPAM Systems, Inc. (a)	30,834	1,063,773
InterNAP Network Services Corporation (a)	41,187	286,250
		6,126,707
MACHINERY—3.8%
Actuant Corporation, Class A	19,921	773,732
Proto Labs, Inc. (a)	50,622	3,867,014
		4,640,746
MEDIA—9.2%
Cinemark Holdings, Inc.	84,795	2,691,393
Gray Television, Inc. (a)	190,012	1,491,594
IMAX Corporation (a)	106,181	3,210,913
Nexstar Broadcasting Group, Inc.	29,811	1,326,739
Regal Entertainment Group, Class A (b)	136,865	2,597,698
		11,318,337
PERSONAL PRODUCTS—6.0%
Elizabeth Arden, Inc. (a)	34,795	1,284,631
Nu Skin Enterprises, Inc., Class A	63,885	6,116,350
		7,400,981
REAL ESTATE—10.2%
American Campus Communities, Inc.	31,679	1,081,838
Brandywine Realty Trust	99,984	1,317,789
Campus Crest Communities, Inc.	42,482	458,806
EPR Properties	91,744	4,471,603
Hersha Hospitality Trust	786,177	4,394,729
Physicians Realty Trust	42,296	512,627
Terreno Realty Corporation	14,145	251,215
		12,488,607
SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.0%
8x8, Inc. (a)	125,751	1,266,313
SOFTWARE—4.7%
Control4 Corporation (a)	49,177	851,746
inContact, Inc. (a)	82,803	684,781
MedAssets, Inc. (a)	105,068	2,670,828
Rally Software Development Corp. (a)	34,084	1,021,157
Verint Systems, Inc. (a)	12,968	480,594
		5,709,106
SPECIALTY RETAIL—5.2%
Asbury Automotive Group, Inc. (a)	34,520	1,836,464
Fifth & Pacific Companies, Inc. (a)	74,202	1,864,696
Pier 1 Imports, Inc.	82,899	1,618,188
Restoration Hardware Holdings, Inc. (a)	16,725	1,059,529
		6,378,877
TEXTILES & APPAREL—0.9%
Vera Bradley, Inc. (a)(b)	54,638	1,123,357
TOTAL COMMON STOCK
(Cost $85,584,681)		121,206,408

Short Term Investments—1.7%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.0%, 10/01/13, (Dated 09/30/13), Collateralized by $2,130,000 par U.S. Treasury Note-.25% due 03/31/2014, Market Value $2,131,912.74, Repurchase Proceeds $2,087,920 (Cost $2,087,920)	$2,087,920	2,087,920
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100.6%
(Cost $87,672,601)		123,294,328
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—5.9%
Money Market—5.9%
Western Asset Institutional Cash Reserves—Inst. (Cost $7,215,449)	7,215,449	7,215,449
TOTAL INVESTMENTS—106.5% (Cost $94,888,050)		130,509,777
OTHER ASSETS & LIABILITIES (NET)—(6.5%)		(7,965,818)
NET ASSETS—100%		$122,543,959

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

Common Stock—99.2%
	Shares	Value
BEVERAGES—4.8%
Anheuser-Busch InBev SA (c)	4,510	$ 447,392
Coca-Cola Company (The)	127,218	4,819,018
		5,266,410
COMMUNICAITONS EQUIPMENT—0.8%
QUALCOMM Incorporated	13,461	906,733
COMPUTERS & PERIPHERALS—7.7%
Apple, Inc.	4,718	2,249,306
EMC Corporation	15,501	396,206
Hewlett-Packard Company	114,711	2,406,637
International Business Machines	18,563	3,437,496
		8,489,645
CONSUMER SERVICES—0.1%
McKesson Corporation	1,182	151,651
FOOD PRODUCTS—2.3%
Nestle, S.A. (c)	18,982	1,321,147
Unilever N.V.	33,341	1,257,623
		2,578,770
FOOD STAPLES & DRUG RETAILING—7.9%
Costco Wholesale Corporation	3,353	385,997
CVS Caremark Corporation	6,093	345,778
General Mills, Inc.	3,225	154,542
PepsiCo, Inc.	41,710	3,315,945
SYSCO Corporation	13,553	431,392
Tesco PLC (a)(c)	30,314	532,314
Walgreen Co.	5,297	284,978
Wal-Mart Stores, Inc.	44,752	3,309,858
		8,760,804
HEALTH CARE EQUIPMENT & SERVICES—6.7%
Baxter International, Inc.	3,561	233,922
Becton, Dickinson and Company	2,740	274,055
Express Scripts, Inc. (a)	54,611	3,373,868
Medtronic, Inc.	25,829	1,375,394
Stryker Corporation	2,609	176,342
UnitedHealth Group, Inc.	13,474	964,873
Zimmer Holdings, Inc. (a)	11,662	957,917
		7,356,371
HEALTH CARE PROVIDERS & SERVICES—1.0%
Cardinal Health, Inc.	2,067	107,794
Laboratory Corporation of America Holdings (a)	6,601	654,423
Quest Diagnostics Incorporated	6,449	398,484
		1,160,701
HOTELS, RESTAURANTS & LEISURE—2.1%
McDonald’s Corporation	22,560	2,170,498
YUM! Brands, Inc.	1,811	129,287
		2,299,785
HOUSEHOLD PRODUCTS—6.1%
Church & Dwight Co., Inc.	3,872	232,514
Colgate-Palmolive Company	38,236	2,267,395
Kimberly-Clark Corporation	2,416	227,635
Procter & Gamble Company	50,806	3,840,425
Reckitt Benckiser Group plc (a)	1,801	131,203
		6,699,172
INDUSTRIAL CONGLOMERATES—1.3%
3M Company	12,028	1,436,263
IT Consulting and Services—0.0%
Paychex, Inc.	494	20,076
MULTILINE RETAIL—1.7%
Target Corporation	28,819	1,843,840
OIL & GAS—7.2%
BP plc (c)	16,326	686,182
Chevron Corporation	34,030	4,134,645
Exxon Mobil Corporation	16,401	1,411,142
Royal Dutch Shell plc (c)	13,866	910,719
TOTAL S.A. (c)	14,076	815,282
		7,957,970
PHARMACEUTICALS & BIOTECHNOLOGY—20.3%
Abbott Laboratories	47,376	1,572,410
Allergan, Inc.	1,028	92,983
AmerisourceBergen Corporation	1,829	111,752
Amgen, Inc.	5,465	611,752
AstraZeneca PLC (c)	14,006	727,332
Bristol-Myers Squibb Company	18,056	835,632
Eli Lilly and Company	11,564	582,016
Gilead Sciences, Inc. (a)	6,776	425,804
GlaxoSmithKline plc (c)	31,034	1,556,976
Johnson & Johnson	68,490	5,937,398
Merck & Co., Inc.	22,636	1,077,700
Novartis AG (c)	17,009	1,304,760
Novo Nordisk A/S (c)	1,259	213,048
Pfizer, Inc.	164,102	4,711,369
Roche Holding Ltd. (c)	20,404	1,377,882
Sanofi-Aventis (c)	20,557	1,040,801
Takeda Pharmaceutical Company Limited (a)(c)	8,036	190,613.92
		22,370,227
RETAILING—0.2%
TJX Companies, Inc. (The)	3,659	206,331
SOFTWARE & SERVICES—21.3%
Cisco Systems, Inc.	182,158	4,266,140
Google, Inc. (a)	6,388	5,595,313
Intuit Inc.	1,423	94,359
MasterCard Incorporated	1,985	1,335,468
Microsoft Corporation	159,745	5,321,106
Oracle Corporation	156,153	5,179,595
SAP AG (b)(c)	8,155	602,818
Visa, Inc.	4,925	941,167
Yahoo! Inc. (a)	3,821	126,704
		23,462,670
TEXTILES & APPAREL—0.8%
Nike, Inc.	12,962	941,560
TOBACCO—6.4%
British American Tobacco p.l.c. (c)	11,035	1,160,330
Japan Tobacco Inc. (a)	20,000	712,600
Lorillard, Inc.	28,211	1,263,289
Philip Morris International, Inc.	45,616	3,949,889
		7,086,108
WIRELESS TELECOMMUNICATIONS—0.5%
NTT DOCOMO, Inc. (a)(b)(c)	34,953	566,938
TOTAL COMMON STOCK		109,562,025
(Cost $94,518,531)

Short Term Investments—0.7%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/13, (Dated 09/30/13), Collateralized by $745,000 par U.S. Treasury Note-.25% due 03/31/2014, Market Value $745,669.01, Repurchase Proceeds $726,159 (Cost $726,159)	$726,159	$726,159
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—99.9%
(Cost $95,244,690)		110,288,184
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.9%
Money Market—0.9%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,060,214)	1,060,214	1,060,214
TOTAL INVESTMENTS 100.8% (Cost $96,304,904)		111,348,398
OTHER ASSETS & LIABILITIES (NET)—(0.8%)		(934,274)
NET ASSETS—100%		$110,414,124

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

Common Stock—79.7%
	Shares	Value
BRAZIL—6.7%
Banco do Brasil S.A.	120,612	$1,403,823
BM&F Bovespa S.A.	116,124	647,297
Companhia de Bebidas das Americas (c)	34,945	1,340,141
Cyrela Brazil Realty Empreendimentos e Participacoes S.A.	91,900	693,093
Embraer S.A. (c)	6,582	213,717
Even Construtora e Incorporadora S.A.	119,600	454,501
EZ Tec Empreendimentos e Participacoes S.A.	44,835	613,896
JBS S.A.	238,500	832,245
Minerva S.A. (a)	33,400	151,890
Petroleo Brasileiro S.A.	75,583	577,180
Petroleo Brasileiro S.A. (c)	71,506	1,196,295
Sao Martinho S.A.	15,318	200,015
Sul America S.A.	83,818	602,703
Vale S.A.	48,853	757,998
		9,684,794
CHILE—0.1%
Banco Santander Chile (c)	8,378	220,257
CHINA—10.9%
Bank of China Ltd., H	5,236,392	2,383,462
China Construction Bank Corporation	3,993,422	3,079,270
China Petroleum & Chemical Corporation	2,221,810	1,738,990
China Shenhua Energy Co., Ltd.	176,605	538,562
China Yuchai International Ltd.	15,241	362,279
Dongfeng Motor Group Company Limited	208,881	318,360
Giant Interactive Group, Inc. (c)	49,305	449,662
Great Wall Motor Co., Ltd.	320,676	1,736,669
Guangzhou R&F Properties Co., Ltd. H	79,200	123,978
Industrial & Commercial Bank of China Ltd.	1,784,911	1,245,132
Kingsoft Corporation Ltd.	248,000	588,398
Mindray Medical International Ltd. (b)(c)	15,997	622,123
PetroChina Company Limited	1,017,778	1,120,759
Sino Biopharmaceutical Limited	612,000	415,875
Sinofert Holdings Ltd.	912,000	151,700
Tencent Holdings Limited	10,800	566,508
Tong Ren Tang Technologies Co., Ltd. H	47,000	150,903
Zhejiang Expressway Co., Ltd.	220,000	203,396
		15,796,026
COLOMBIA—0.5%
Ecopetrol S.A. (b)(c)	14,905	685,630
CZECH REPUBLIC—0.2%
CEZ A.S. (b)	10,780	278,958
HONG KONG—6.0%
Central China Real Estate Ltd.	252,371	80,704
Champion Real Estate Investment Trust	504,000	231,357
China Mobile Limited	234,779	2,626,214
Chongqing Rural Commercial Bank Co.	877,687	423,265
CNOOC Limited	955,218	1,943,618
COSCO International Holdings Ltd.	173,193	71,463
Dairy Farm International Holdings Limited	9,000	90,990
Dongyue Group Ltd. (b)	410,000	199,837
Giordano International Limited	340,000	310,833
KWG Property Holding Limited	335,419	213,224
Lenovo Group Limited	779,489	812,125
Shanghai Industrial Holdings Limited	63,000	208,773
Shougang Fushan Resources Group Ltd. (b)	1,238,000	415,045
Skyworth Digital Holdings Limited	262,000	124,998
Soho China Limited (b)	1,034,979	890,141
		8,642,587
HUNGARY—0.3%
EGIS Pharmaceuticals PLC	1,610	202,839
Richter Gedeon Nyrt	11,960	208,069
		410,908
INDIA—3.2%
Allahabad Bank	29,921	36,084
Andhra Bank	214,842	176,390
Bajaj Holdings & Investment Limited	11,984	148,161
Bank of Baroda	16,624	131,282
Bharat Petroleum Corporation Ltd.	38,113	201,082
Cairn India Ltd.	11,906	60,495
Chambal Fertilizers & Chemicals Ltd.	273,368	156,759
Gitanjali Gems Limited	62,659	55,448
Grasim Industries Limited	7,175	301,337
Gujarat State Fertilisers & Chemicals Limited	31,990	26,980
Hexaware Technologies Limited	123,662	253,823
Indiabulls Financial Services Limited	172,508	498,745
Indian Bank	104,046	112,181
Oil and Natural Gas Corp. Limited	192,027	815,743
Oil India Limited	16,727	116,291
Rural Electrification Corporation Limited	145,941	438,254
South Indian Bank Ltd.	388,995	123,027
Syndicate Bank	140,928	152,735
Tata Chemicals Ltd.	40,139	152,176
Tech Mahindra Ltd.	12,940	275,521
UCO Bank	270,993	249,978
United Phosphorus Limited	67,713	155,966
		4,638,458
INDONESIA—1.5%
PT Aneka Tambang Tbk	1,851,489	227,039
PT Astra Agro Lestari Tbk	195,648	329,459
PT Bank Bukopin Tbk	2,989,500	165,223
PT Indo Tambangraya Megah Tbk	25,120	57,051
PT Indocement Tunggal Prakarsa Tbk	158,000	245,596
PT Indofood CBP Sukses Makmur Tbk	265,000	234,564
PT Indofood Sukses Makmur Tbk	316,000	192,383
PT PP London Sumatra Indonesia Tbk	1,256,840	137,840
PT Surya Semesta Internusa Tbk	1,206,000	74,985
PT Telekomunikasi Indonesia Persero Tbk	3,069,790	556,698
		2,220,838
ISRAEL—0.9%
First International Bank of Israel Ltd.	4,735	77,691
Mizrahi Tefahot Bank Ltd.	116,792	1,285,267
		1,362,958
MALAYSIA—4.2%
Affin Holdings Berhad	161,900	218,052
Berjaya Sports Toto Berhad	197,754	249,354
British American Tobacco (Malaysia) Berhad	22,344	440,093
DiGi.Com Berhad	315,951	471,091
DRB-HICOM Berhad	727,199	593,450
Genting Malaysia Berhad	406,509	526,298
Hong Leong Financial Group Berhad	58,755	261,734
JCY International Berhad	341,400	65,986
KLCC Property Holdings Berhad	66,800	131,776
Kuala Lumpur Kepong Berhad	49,400	342,519
Kulim (Malaysia) Berhad	201,100	202,365
Lafarge Malaysia Berhad	46,280	133,750
Malaysia Building Society Berhad	457,212	385,744
Parkson Holdings Berhad	144,000	169,646
Telekom Malaysia Berhad	214,978	345,600
Tenaga Nasional Berhad	295,900	819,751
UMW Holdings Berhad	195,093	707,470
		6,064,679
MEXICO—3.8%
Alfa S.A.B. de C.V., Series A	633,490	1,699,610
America Movil S.A.B. de C.V., Series L	1,016,070	1,002,382
Controladora Comercial Mexicana S.A. de C.V.	83,100	351,670
Fomento Economico Mexicano S.A.B. (c)	2,860	277,677
GRUMA, S.A.B. de C.V., Series B (a)	139,607	774,578
Grupo Aeroportuario del Pacific S.A.B. (c)	5,857	299,586
Grupo Carso SAB de C.V., Series A1	57,500	305,391
Grupo Herdez, S. A. B. de C. V., Series	27,954	94,014
Grupo Mexico S.A.B. de C.V., Series B	94,398	281,172
Grupo Televisa S.A.B. (c)	12,403	346,664
Organizacion Soriana S.A.B. de C.V., Series B (a)	45,400	145,993
		5,578,737
PERU—0.2%
BBVA Banco Continental SA	65,315	140,137
Intercorp Financial Services, Inc.	3,210	94,695
		234,832
PHILIPPINES—0.7%
Aboitiz Equity Ventures, Inc.	84,860	87,706
Alliance Global Group, Inc.	615,600	332,260
Manila Electric Company	42,630	280,023
Rizal Commercial Banking Corporation	107,590	112,433
Universal Robina Corporation	65,650	185,460
		997,882
POLAND—1.0%
KGHM Polska Miedz S.A. (b)	19,221	759,307
PGE S.A.	143,827	766,783
		1,526,090
RUSSIA—4.1%
Gazprom (c)	195,953	1,726,346
LUKoil (c)	33,946	2,152,176
Norilsk Nickel Mining and Metallurgical Co. (c)	27,550	397,547
PhosAgro (d)	9,427	95,401
Sberbank of Russia (a)(c)	109,942	1,324,801
Severstal (d)	33,657	289,787
		5,986,058
SINGAPORE—1.2%
ComfortDelGro Corporation Limited	413,000	648,347
DBS Group Holdings Ltd.	42,000	549,558
Indofood Agri Resources Ltd.	214,941	135,312
UOL Group Limited	79,000	387,162
		1,720,379
SOUTH AFRICA—5.4%
African Rainbow Minerals Limited	24,510	480,625
Barloworld Limited	43,989	417,615
FirstRand Limited (b)	300,796	1,002,978
Gold Fields Ltd. (c)	97,346	444,871
Imperial Holdings Limited	38,531	836,067
Liberty Holdings Limited	73,832	859,815
Mondi Limited	18,226	310,305
MTN Group Limited	43,098	840,790
Reunert Limited	26,510	191,725
RMB Holdings Ltd.	130,922	601,393
Sasol Ltd. (b)	37,162	1,771,518
Tongaat Hulett Limited	7,879	94,163
		7,851,865
SOUTH KOREA—11.6%
Daelim Industrial Co., Ltd.	9,505	857,920
Daishin Securities Company	14,541	125,293
Daou Technology, Inc.	56,485	725,329
DGB Financial Group Inc.	12,280	185,113
GS Home Shopping, Inc.	544	125,942
Hana Financial Group, Inc.	12,240	419,703
Hanwha Corporation	8,760	308,934
Hyundai Motor Company Ltd.	7,539	1,760,801
Industrial Bank of Korea	9,390	103,977
Kangwon Land Inc.	7,660	203,140
KCC Corporation	1,516	637,618
Kia Motors Corporation	8,994	546,499
KT Corporation	10,480	350,577
KT&G Corporation	9,463	678,020
LG Display Co., Ltd. (a)	45,540	1,099,647
Meritz Fire & Marine Insurance Co., Ltd.	5,460	70,112
Nong Shim Co., Ltd.	1,386	330,806
Samsung Electronics Company, Ltd.	4,747	6,038,243
SK Holdings Co., Ltd.	3,600	649,871
SK Innovation Co., Ltd.	4,946	671,939
SK Telecom Co., Ltd. (b)(c)	18,236	413,957
Soulbrain Co., Ltd.	4,257	204,002
Sungwoo Hitech Co., Ltd.	23,821	353,544
		16,860,987
TAIWAN—11.6%
ASUSTeK Computer, Inc.	123,488	983,577
Chailease Holding Co., Ltd.	101,200	237,538
Chicony Electronics Co., Ltd.	121,473	302,789
Chinatrust Financial Holding Co., Ltd.	1,017,570	664,224
Chunghwa Telecom Co., Ltd.	230,600	738,588
Farglory Land Development Co., Ltd.	259,302	482,349
Fubon Financial Holding Co., Ltd.	741,000	1,025,025
Highwealth Construction Corp.	137,916	304,127
Hon Hai Precision Industry Co., Ltd.	361,209	927,242
Lite-On Technology Corp.	433,994	739,788
MStar Semiconductor, Inc.	26,000	240,065
Pegatron Corporation (a)	434,416	620,028
Phison Electronics Corp.	113,015	814,157
Pou Chen Corporation	724,631	844,304
Powertech Technology, Inc.	339,000	637,481
President Chain Store Corp.	158,915	1,147,507
Radiant Opto-Electronics Corporation	220,409	786,456
Taiwan Semiconductor Manufacturing Co., Ltd.	716,270	2,434,644
TECO Electric & Machinery Co., Ltd.	1,016,983	1,076,591
U-Ming Marine Transport Corporation	45,246	82,176
Uni-President Enterprises Corporation	666,424	1,241,924
United Microelectronics Corporation	1,171,401	501,174
		16,831,754
THAILAND—2.9%
Bangkok Bank PCL (e)	70,636	442,604
CP ALL PCL	1,057,812	1,192,068
Electricity Generating PCL	52,679	208,830
Kiatnakin Bank PCL	169,100	229,755
Krung Thai Bank PCL	1,695,946	1,040,990
PTT Global Chemical PCL	372,900	888,141
Thanachart Capital PCL	196,900	210,874
		4,213,262
TURKEY—2.7%
Eis Eczacibasi Ilac Ve Sinai	291,995	368,164
Enka Insaat ve Sanayi A.S.	142,434	424,226
Eregli Demir ve Celik Fabrikalari T.A.S. (b)	610,610	775,955
Ford Otomotiv Sanayi A.S.	17,496	241,444
Gubre Fabrikalari TAS (a)	25,439	185,631
Tekfen Holding A.S.	99,118	224,854
Tofas Turk Otomobil Fabrikasi A.S.	48,420	295,640
Tupras—Turkiye Petrol Rafinerileri A.S.	26,475	561,173
Turkiye Sise ve Cam Fabrikalari A.S.	360,587	497,608
Ulker Biskuvi Sanayi A.S.	39,859	273,048
		3,847,743
TOTAL COMMON STOCK
(Cost $109,686,221)		115,655,682
Preferred Stock—2.5%
BRAZIL—2.5%
Banco Bradesco S.A.	25,889	354,131
Banrisul S.A.	51,230	352,921
Eletropaulo Metropolitana S.A.	34,480	132,738
Itau Unibanco Holding S.A.	44,319	627,783
Itausa-Investimentos Itau S.A.	315,400	1,278,102
Klabin S.A.	73,881	387,876
Vale S.A., Class A	35,971	510,829
TOTAL PREFERRED STOCK
(Cost $4,733,024)		3,644,380

Mutual Funds—16.7%
United States—16.7%
Pear Tree PanAgora Risk Parity Emerging Markets Fund (Cost $23,535,949)	2,338,793	24,159,734
Short Term Investments—0.8%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/13, (Dated 09/30/13), Collateralized by $1,135,000 par U.S. Treasury Note-.25% due 03/31/2014, Market Value $1,136,019.23, Repurchase Proceeds $1,110,748 (Cost $1,110,748)	$1,110,748	1,110,748
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $139,065,942)		144,570,544
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—4.6%
Money Market—4.6%
Western Asset Institutional Cash Reserves—Inst. (Cost $7,149,823)	7,149,823	7,149,823
TOTAL INVESTMENTS—104.3%
(Cost $146,215,765)		151,720,367
OTHER ASSETS & LIABILITIES (Net)—(4.3%)		(6,665,876)
NET ASSETS—100%		$145,054,491

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non-Voting Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	20.2%
Information Technology	13.7%
Energy	11.0%
Consumer Discretionary	8.3%
Consumer Staples	7.9%
Industrials	6.6%
Materials	6.4%
Telecommunication Services	5.0%
Utilities	1.7%
Health Care	1.4%
Mutual Funds	16.7%
Cash and Other Assets (Net)	1.1%

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

Common Stock—85.7%
	Shares	Value
BRAZIL—4.3%
América Latina Logística	2,800	$ 11,044
Banco do Brasil S.A.	2,400	27,934
Banco Santander Brasil S.A. (c)	2,823	19,620
BR Properties S.A.	3,200	28,384
BRF S.A.	1,300	31,608
CCR S.A.	4,200	32,810
Cetip S.A. Mercados Organizados	2,200	23,259
Cielo S.A.	2,100	56,676
Companhia Brasileira de Distribuicao SP (c)	536	24,667
Companhia Energetica de Minas Gerais (c)	2,907	25,116
Companhia Hering	1,600	24,235
Companhia Paranaense de Energia (c)	1,619	22,601
Companhia Siderurgica Nacl (c)	4,201	17,938
Cosan S.A. Industria e Comercio	1,700	32,700
CPFL Energia S.A. (c)	686	11,834
Cyrela Brazil Realty Empreendimentos e Participacoes S.A.	2,200	16,592
EcoRodovias Infraestrutura e Logística S.A.	5,500	37,542
Embraer S.A. (c)	715	23,216
Eneva S.A. (a)	2,300	5,437
Gerdau S.A. (c)	1,224	9,131
Hypermarcas S.A.	2,800	22,542
Kroton Educacional S.A.	1,300	18,444
Lojas Renner S.A..	1,000	28,605
MRV Engenharia	3,600	14,767
Natura Cosméticos S.A.	1,300	28,974
Odontoprev S.A.	12,100	53,010
Petroleo Brasileiro S.A.	4,100	31,309
Porto Seguro S.A.	2,600	32,779
Qualicorp S.A. (a)	6,100	55,618
Souza Cruz S.A.	2,100	25,009
Telefonica Brasil S.A. (c)	2,599	58,321
TIM Participacoes S.A. (c)	2,183	51,453
Totvs S.A.	4,100	69,209
Ultrapar Participacoes S.A.	800	19,689
Vale S.A.	1,200	18,619
Weg S.A.	2,300	27,961
		1,038,653
CHINA—4.7%
Anhui Conch Cement Company Limited H	5,000	16,021
Bank of Communications Co., Ltd. H	32,000	23,561
BBMG Corporation H	40,000	26,820
Beijing Capital International Airport Co., Ltd. H	22,000	14,524
Beijing Enterprises Holdings Limited	2,500	18,052
Belle International Holdings Limited	12,000	17,423
Brilliance China Automotive Holdings, Ltd. (a)	8,000	12,028
China Agri-Industries Holdings Limited	45,000	21,295
China BlueChemical Ltd. H	64,000	37,796
China Coal Energy Co., Ltd.	39,000	23,434
China Communications Services Corporation Ltd. H	106,000	61,916
China Construction Bank Corporation	37,000	28,530
China International Marine Containers Group Co., Ltd. H	8,400	15,315
China Longyuan Power Group H	24,000	24,943
China National Building Material Co., Ltd. H	16,000	15,370
China Oilfield Services Limited H	8,000	20,074
China Petroleum & Chemical Corporation	52,000	40,700
China Shenhua Energy Co., Ltd.	9,500	28,971
China Shipping Container Lines Co., Ltd. H (a)	31,000	8,074
China Telecom Corporation Limited	90,000	44,795
Datang International Power Generation Co., Ltd.	66,000	29,105
ENN Energy Holdings Ltd.	4,000	22,333
Huaneng Power International Inc. H	28,000	28,053
Inner Mongolia Yitai Coal Co., Ltd., Class B	10,000	20,000
Jiangsu Expressway Co. Ltd.—H	20,000	23,623
Kingboard Chemical Holdings, Ltd.	12,500	31,914
PetroChina Company Limited (c)	279	30,676
Shandong Weigao Group Medical Polymer Co., Ltd.	20,000	19,625
Shanghai Pharmaceuticals Holding Co., Ltd.	31,200	60,265
Shenzhou International Group	9,000	29,419
Sino Biopharmaceutical Limited	40,000	27,182
Sinopec Shanghai Petrochemical Co., Ltd. (a)	86,000	31,937
Sinopharm Group Co., Ltd. H	22,400	56,207
Tencent Holdings Limited	400	20,982
Tingyi (Cayman Islands) Holding Corporation	10,000	26,434
Tsingtao Brewery Co., Ltd.	4,000	30,508
Uni-President China Holdings Limited	17,000	17,054
Wumart Stores, Inc. H	10,000	17,923
Yantai Changyu Pioneer Wine Company Ltd.—B	8,100	27,647
Yanzhou Coal Mining Company Limited	16,000	15,989
Zhejiang Expressway Co., Ltd.	20,000	18,491
ZTE Corporation H (a)	25,000	51,578
		1,136,587
COLOMBIA—3.6%
Almacenes Exito S.A.	7,654	130,699
Bancolombia S.A.	4,821	67,887
Cementos Argos S.A.	13,986	73,213
CEMEX Latam Holdings, S.A. (a)	7,068	55,499
Corporacion Financiera Colombiana S.A.	2,649	54,303
Ecopetrol S.A.	55,485	127,218
Grupo Argos S.A.	5,907	69,698
Grupo de Inversiones Suramericana S.A.	3,709	74,013
Interconexión Electrica S.A.	20,177	99,813
Isagen S.A. E.S.P. (a)	68,220	104,278
		856,621
CZECH REPUBLIC—0.7%
CEZ A.S.	2,507	64,875
Komercni Banka A.S.	229	51,016
Telefónica Czech Republic, A.S.	3,833	60,907
		176,798
EGYPT—1.3%
Commercial International Bank	13,614	75,561
Orascom Telecom (Reg S) (a)(d)	26,197	82,232
Talaat Moustafa Group (TMG) Holding (a)	99,296	72,042
Telecom Egypt SAE	47,861	93,062
		322,897
HONG KONG—2.2%
ANTA Sports Products, Ltd.	11,000	14,099
China Gas Holdings Ltd.	20,000	21,792
China Merchants Holdings International Co., Ltd.	6,000	21,817
China Mobile Limited	5,000	55,930
China Resources Enterprise	8,000	25,479
China Resources Gas Group Limited	8,000	20,549
China Resources Power Holdings Co., Ltd.	12,000	28,626
China Unicom (Hong Kong) Limited (c)	6,282	96,868
CNOOC Limited (c)	169	34,104
GCL-Poly Energy Holdings Ltd. (a)	99,000	28,595
Golden Eagle Retail Group Ltd.	13,000	20,283
Guangdong Investment Limited	38,000	32,584
Hengan International Group Co., Ltd.	2,500	29,238
Lenovo Group Limited	34,000	35,424
Sihuan Pharmaceutical Holdings Group Ltd.	38,000	25,822
Want Want China Holdings Limited	16,000	24,303
Yingde Gases Group Co., Ltd.	25,500	24,989
		540,502
HUNGARY—0.5%
Magyar Telekom Telecommunications PLC	40,813	56,802
MOL Hungarian Oil an Gas Nyrt. (a)	456	32,987
OTP Bank Nyrt.	1,249	24,712
		114,501
INDONESIA—5.4%
PT Adaro Energy Tbk	432,000	33,575
PT Astra Agro Lestari Tbk	28,000	47,150
PT Astra International Tbk	73,000	40,661
PT Bank Central Asia Tbk	29,000	25,043
PT Bank Danamon Indonesia Tbk	97,500	33,468
PT Bank Mandiri Tbk	30,000	20,596
PT Bank Negara Indonesia (Persero) Tbk	63,500	22,346
PT Bank Rakyat Indonesia Tbk	36,000	22,539
PT Bumi Resources Tbk (a)	912,500	35,854
PT Bumi Serpong Damai Tbk	231,000	28,725
PT Charoen Pokphand Indonesia Tbk	92,500	27,159
PT Global Mediacom Tbk	237,000	39,500
PT Gudang Garam Tbk	15,000	45,337
PT Indo Tambangraya Megah Tbk	12,000	27,254
PT Indocement Tunggal Prakarsa Tbk	38,500	59,845
PT Indofood CBP Sukses Makmur Tbk	27,500	24,342
PT Indofood Sukses Makmur Tbk	43,500	26,483
PT Indosat Tbk	159,000	56,982
PT Jasa Marga (Persero) Tbk	154,000	69,154
PT Kalbe Farma Tbk (a)	857,500	87,379
PT Lippo Karawaci Tbk (a)	395,000	37,180
PT Matahari Department Store Tbk (a)	31,000	28,109
PT Media Nusantara Citra Tbk	157,500	36,723
PT Perusahaan Gas Negara (Persero) Tbk	202,500	90,933
PT Semen Indonesia (Persero) Tbk	55,000	61,744
PT Tambang Batubara Bukit Asam (Persero) Tbk	39,500	43,491
PT Telekomunikasi Indonesia Tbk (c)	2,224	80,753
PT Unilever Indonesia Tbk	17,000	44,262
PT United Tractors Tbk	41,000	57,711
PT XL Axiata Tbk	146,000	53,584
		1,307,882
MALAYSIA—10.0%
AirAsia Berhad	48,900	38,406
Alliance Financial Group Berhad	20,500	31,509
AMMB Holdings Berhad	14,900	33,919
Astro Malaysia Holdings Berhad	55,200	49,451
Axiata Group Berhad	32,300	68,177
Berjaya Sports Toto Berhad	69,300	87,382
British American Tobacco (Malaysia) Berhad	3,700	72,876
Bumi Armada Berhad	48,500	58,030
CIMB Group Holdings Berhad	19,100	44,066
DiGi.Com Berhad	69,100	103,030
Felda Global Ventures Holdings Berhad	47,600	61,335
Gamuda Berhad	22,500	31,753
Genting Berhad	12,100	38,607
Genting Malaysia Berhad	38,100	49,327
Genting Plantation Berhad	14,800	42,681
Hong Leong Bank Berhad	11,700	50,181
Hong Leong Financial Group Berhad	7,700	34,301
IHH Healthcare Berhad (a)	76,400	97,273
IJM Corporation Berhad	20,600	36,530
IOI Corporation Berhad	24,000	39,466
Kuala Lumpur Kepong Berhad	8,300	57,549
Malayan Banking Berhad	10,400	31,396
Malaysia Airports Holdings Berhad	18,700	43,544
Maxis Berhad	42,700	91,701
MISC Berhad (a)	25,600	40,212
MMC Corporation Berhad	59,800	47,517
Parkson Holdings Berhad	50,600	59,612
Petronas Chemicals Group Berhad	49,800	104,657
Petronas Dagangan Berhad	13,300	118,331
Petronas Gas Berhad	11,700	78,969
PPB Group Berhad	10,100	44,063
Public Bank Berhad	10,400	56,539
RHB Capital Berhad	10,400	24,121
SapuraKencana Petroleum Berhad	38,200	43,245
Sime Darby Berhad	24,800	72,281
Telekom Malaysia Berhad	62,000	99,672
Tenaga Nasional Berhad	29,100	80,618
UEM Sunrise Berhad	40,200	31,450
UMW Holdings Berhad	18,500	67,087
YTL Corporation Berhad	135,800	64,161
YTL Power International Berhad	168,000	91,744
		2,416,769
MEXICO—6.0%
Alfa S.A.B. de C.V., Series A	17,000	45,610
America Movil S.A.B. Series L (c)	6,100	120,841
Arca Continental S.A.B. de C.V.	4,300	26,636
Cemex S.A.B. CPO (a)	34,500	38,519
Coca-Cola FEMSA SAB de C.V. (c)	489	61,604
Compartamos S.A.B. de C.V.	29,000	53,736
Controladora Comercial Mexicana S.A. de C.V.	7,800	33,009
El Puerto de Liverpool S.A.B. de C.V.	9,900	111,210
Fibra Uno Administracion S.A. de C.V.	20,484	56,498
Fomento Economico Mexicano S.A.B. (c)	424	41,166
Genomma Lab Internacional SAB de C.V. (a)(b)	46,300	105,217
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,190	60,869
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	4,000	43,559
Grupo Bimbo, S.A. de C.V.	10,900	33,502
Grupo Carso SAB de C.V., Series A1	9,000	47,800
Grupo Comercial Chedraui S.A. de C.V	13,400	42,113
Grupo Financiero Banorte SAB de C.V.	6,900	42,772
Grupo Financiero Inbursa SAB de C.V.	21,400	48,632
Grupo Mexico S.A.B. de C.V., Series B	17,500	52,125
Grupo Televisa S.A.B. (c)	3,723	104,058
Industrias CH SAB de C.V. Series B (a)	5,400	31,820
Industrias Penoles SAB de C.V. (a)	1,115	32,584
Kimberly-Clark de Mexico S.A. de C.V., Class A	13,400	38,976
Mexichem SAB de C.V.	8,500	36,869
Minera Frisco S.A.B. De C.V. (a)	12,100	31,268
OHL Mexico, S.A.B. de C.V. (a)	16,900	44,250
Santander Mexico SAB de C.V.	18,200	50,185
Wal-Mart de Mexico, S.A.B. de C.V.	10,200	26,560
		1,461,988
MOROCCO—2.2%
Attijariwafa Bank	4,414	168,979
Douja Prom Addoha	26,691	151,497
Maroc Telecom S.A.	19,349	221,984
		542,460
PERU—0.8%
Companhia de Minas Buenaventura S.A. (c)	4,001	46,852
Credicorp Ltd.	709	91,078
Southern Copper Corporation	1,596	43,475
		181,405
PHILIPPINES—5.2%
Aboitiz Equity Ventures, Inc.	54,500	56,328
Aboitiz Power Corporation	141,900	102,661
Alliance Global Group, Inc.	60,300	32,546
Ayala Corporation	3,260	45,261
Ayala Land Inc.	59,400	37,176
Bank of the Philippine Islands	20,800	46,052
BDO Unibank, Inc.	31,060	53,503
DMCI Holdings, Inc. (a)	34,730	36,692
Energy Development Corporation	806,600	100,964
Globe Telecom, Inc.	2,810	103,261
International Container Terminal Services, Inc.	25,030	55,763
Jollibee Foods Corporation	41,360	160,063
Metro Pacific Investments Corporation	412,400	42,623
Metropolitan Bank & Trust Company	21,775	41,509
Philippine Long Distance Telephone Company (c)	1,815	123,130
SM Investments Corporation	2,988	53,529
SM Prime Holdings, Inc.	144,100	53,020
Universal Robina Corporation	41,910	118,395
		1,262,476
POLAND—4.2%
Alior Bank S.A. (a)	707	20,373
Bank Handlowy w Warszawie S.A.	979	34,816
Bank Pekao S.A.	612	35,000
Bank Zachodni WBK S.A.	285	31,776
BRE Bank S.A.	215	31,005
Cyfrowy Polsat S.A.	13,565	92,398
ENEA S.A.	14,609	66,230
Eurocash S.A.	4,213	64,952
Grupa Azoty S.A.	1,675	39,712
Grupa LOTOS S.A. (a)	2,989	35,241
Jastrzębska Spółka Węglowa S.A.	1,544	36,236
Kernel Holding S.A.	3,227	50,971
KGHM Polska Miedz S.A.	815	32,196
PGE S.A.	13,573	72,362
PKO Bank Polski S.A.	2,502	29,740
Polski Koncern Naftowy ORLEN S.A.	2,571	36,367
Polskie Gornictwo Naftowe i Gazownictwo S.A.	37,217	73,094
PZU S.A. (a)	282	38,317
Synthos S.A.	22,727	34,733
Tauron Polska Energia S.A.	42,350	64,993
Telekomunikacja PO (b)	36,404	96,807
		1,017,319
RUSSIA—3.7%
Federal Grid Company of Unified Energy System JSC (a)	10,020,000	30,607
Gazprom (c)	3,951	34,808
Inter Rao UES OJSC (a)	89,400,000	30,654
LSR Group OJSC (Reg S) (d)	13,132	55,745
LUKoil (c)	529	33,539
Magnit OJSC (Reg S) (d)	1,495	92,316
MegaFon (d)	1,224	43,146
Mobile TeleSystems (c)	2,729	60,748
Norilsk Nickel Mining and Metallurgical Co. (c)	3,515	50,721
NovaTek OAO (Reg S) (d)	229	30,274
OAO Rostelecom	14,710	46,196
OAO Severstal (Reg S) (d)	767	6,604
OC Rosneft OJSC (Reg S) (d)	4,080	33,048
RusHydro Management Co. (c)	34,005	53,388
Severstal (d)	6,043	52,030
Sistema JSFC (Reg S) (d)	1,952	50,732
Surgutneftegas OJSC (c)	5,766	50,241
TMK (Reg S) (d)	1,296	16,770
Uralkali OJSC	10,520	55,229
VTB Bank OJSC	40,670,000	53,636
		880,432
SOUTH AFRICA—6.5%
African Bank Investments Limited	13,328	22,154
Aspen Pharmacare Holdings Limited	2,605	68,128
Barloworld Limited	5,662	53,753
Bidvest Group Limited	2,438	61,079
Discovery Ltd.	1,769	14,276
Exxaro Resources Ltd.	4,543	74,385
Foschini Limited	4,520	46,816
Gold Fields Ltd. (c)	4,490	20,519
Harmony Gold Mining Co., Ltd. (c)	9,449	31,938
Impala Platinum Holdings Limited	818	10,086
Imperial Holdings Limited	1,494	32,418
Investec Ltd.	4,159	27,309
Kumba Iron Ore Limited	507	23,415
Life Healthcare Group Holdings Ltd.	20,143	71,656
Massmart Holdings Ltd.	2,215	37,065
Mediclinic International, Ltd.	7,819	57,809
MMI Holdings Ltd.	13,440	32,641
Mr Price Group Ltd.	2,204	30,504
MTN Group Limited	3,432	66,954
Nampak Ltd.	7,606	23,628
Naspers Limited N Shs	446	41,216
Netcare Limited	27,555	65,824
Northam Platinum, Ltd.	2,521	10,639
Pick n Pay Stores Ltd.	10,396	43,057
PPC, Ltd.	8,454	25,412
Redefine Properties Ltd. (a)	26,601	25,815
Remgro Limited	1,906	36,804
Reunert Limited	7,385	53,410
Sanlam Limited	7,618	35,532
Sappi Ltd. (a)	8,232	20,689
Sasol Ltd.	1,809	86,235
Shoprite Holdings Ltd.	3,148	51,826
Spar Group Limited (The) (a)	3,556	42,899
Steinoff International Holdings Limited (a)	14,100	50,173
Tiger Brands Limited	1,324	39,418
Truworths International Ltd.	3,723	33,351
Vodacom Group (Proprietary) Limited	6,231	77,184
Woolworths Holdings Limited	4,724	34,884
		1,580,901
SOUTH KOREA—5.2%
Amore Pacific Corporation	25	21,053
BS Financial Group, Inc.	1,490	22,253
Celltrion Inc.	800	34,801
Cheil Industries Inc.	206	17,578
CJ CheilJedang Corp.	116	29,845
Daewoo International Corporation	420	14,831
Daewoo Securities Co., Ltd.	1,770	16,207
DGB Financial Group Inc.	1,410	21,255
E-MART Co., Ltd.	102	22,969
GS Holdings Corp.	660	34,637
Hana Financial Group, Inc.	490	16,802
Hanwha Corporation	600	21,160
Hanwha Life Insurance Co., Ltd.	2,670	17,267
Hyosung Corporation	364	24,285
Hyundai Mobis Co.,Ltd.	73	19,427
Hyundai Steel Co., Ltd.	364	28,011
Industrial Bank of Korea	1,890	20,928
KB Financial Group Inc.	840	29,389
Korea Aerospace Industries, Ltd.	290	7,232
Korea Electric Power Corporation (a)	1,830	51,170
Korea Gas Corporation	863	45,773
Korea Zinc Co., Ltd.	64	19,355
Kumho Petro Chemical Co., Ltd.	115	10,861
KT Corporation (c)	3,199	53,647
KT&G Corporation	320	22,928
LG Display Co., Ltd. (a)	800	19,317
LG Household & Healthcare	45	22,821
LG Innotek Co., Ltd. (a)	149	11,910
LG Uplus Corp. (a)	3,620	38,906
Lotte Confectionery Co. Ltd.	13	20,625
Lotte Shopping Co., Ltd.	52	18,411
NCSoft Corporation	106	18,839
Naver Corp.	55	28,506
NHN Entertainment Corporation (a)	179	19,602
Orion Corporation	19	16,849
Amorepacific Group	56	20,505
Samsung Card Co, Ltd.	420	15,633
Samsung Electro-Mechanics Co., Ltd.	282	22,646
Samsung Electronics Company, Ltd.	20	25,440
Samsung Fire & Marine Insurance Co., Ltd.	74	16,973
Samsung Life Insurance Co., Ltd	183	17,795
Samsung SDI Company, Ltd.	161	28,090
Samsung Securities Co., Ltd.	380	16,637
Shinhan Financial Group Co., Ltd.	600	24,370
Shinsegae Co., Ltd.	84	18,056
SK C&C Co., Ltd.	221	23,649
SK Hynix Inc. (a)	700	19,704
SK Innovation Co., Ltd.	243	33,013
SK Telecom Co., Ltd. (c)	2,365	53,685
S-Oil Corp.	483	35,011
Yuhan Co., Ltd.	236	43,042
		1,253,699
TAIWAN—7.0%
Asia Cement Corporation	20,400	25,804
AU Optronics Corp. (a)(c)	7,122	25,995
Cathay Financial Holding Co., Ltd.	12,000	17,087
Chang Hwa Commercial Bank	35,310	20,601
Cheng Shin Rubber Industry Co., Ltd.	6,900	18,063
China Airlines Ltd.	51,000	19,146
China Motor Corporation	22,000	19,867
China Petrochemical Development Corporation	48,000	23,621
China Steel Corporation	40,400	35,458
Chinatrust Financial Holding Co., Ltd.	26,750	17,461
Chunghwa Telecom Co., Ltd. (b)(c)	4,982	157,332
CTCI Corporation	22,000	35,567
EVA Airways Corporation	32,000	18,182
Evergreen Marine Corporation (a)	46,000	27,226
Far Eastern New Century Corporation	21,420	23,617
Far EasTone Telecommunications Co., Ltd.	35,000	87,243
Farglory Land Development Co., Ltd.	7,000	13,021
Feng Hsin Iron & Steel Co., Ltd.	14,000	24,622
Formosa Chemicals & Fiber Corporation	11,330	30,119
Formosa International Hotels Corporation	2,200	24,703
Formosa Petrochemical Corporation	39,000	102,489
Formosa Plastics Corporation	12,480	32,206
Formosa Taffeta Co., Ltd.	32,000	31,170
Fubon Financial Holding Co., Ltd.	14,000	19,366
Giant Manufacturing Co., Ltd.	4,000	27,260
Highwealth Construction Corp.	14,000	30,872
HIWIN Technologies Corp.	3,000	20,090
Hotai Motor Co., Ltd.	2,000	21,781
Hua Nan Financial Holdings Co., Ltd.	38,850	22,206
Lite-On Technology Corp.	4,000	6,818
Mega Financial Holding Co., Ltd.	22,000	18,044
Nankang Rubber Tire Corp., Ltd.	17,000	20,497
Nan Ya Plastics Corporation	10,100	21,247
Pou Chen Corporation	21,000	24,468
President Chain Store Corp.	8,000	57,767
ScinoPharm Taiwan Ltd.	28,080	83,099
Standard Foods Corporation	14,950	44,799
Taishin Financial Holding Co., Ltd.	38,118	17,598
Taiwan Business Bank Co., Ltd.	63,440	18,967
Taiwan Cement Corporation	16,000	23,161
Taiwan Cooperative Financial Holding Co., Ltd.	49,820	27,381
Taiwan Fertilizer Co., Ltd.	10,000	23,574
Taiwan Glass Industry Corporation	20,000	20,327
Taiwan Mobile Co., Ltd.	26,000	92,333
TECO Electric & Machinery Co., Ltd.	25,000	26,465
TSRC Corp.	11,000	19,644
U-Ming Marine Transport Corporation	19,000	34,508
Uni-President Enterprises Corporation	28,620	53,335
Walsin Lihwa Corporation	34,000	10,384
Wan Hai Lines, Ltd.	64,000	36,690
Yang Ming Marine Transport Corporation (a)	39,000	17,873
Yuanta Financial Holding Co., Ltd.	32,000	16,397
Yulon Motor Co., Ltd.	12,000	20,090
		1,707,641
THAILAND—7.3%
Advanced Info Service For Rg	15,000	122,283
Airports of Thailand PCL	12,600	75,930
Bangkok Bank PCL (e)	9,200	57,647
Bangkok Dusit Medical Services F	29,500	118,830
Bank of Ayudhya PCL	40,900	49,360
Banpu Public Company Limited	52,000	45,716
BEC World PCL	51,700	93,797
Central Pattana PCL	43,200	60,767
Charoen Pokphand Foods PCL	141,100	108,261
CP ALL PCL	75,200	84,744
Glow Energy PCL	61,200	127,663
Home Product Center PCL	186,200	72,623
Indorama Ventures Public Company Limited	128,000	89,207
IRPC PCL	501,100	50,302
Kasikornbank PCL (e)	10,400	58,184
Krung Thai Bank PCL	72,200	44,317
Minor International PCL	119,200	92,220
PTT Exploration & Production PCL	10,600	55,406
PTT Global Chemical PCL	32,100	76,453
PTT PCL	4,800	48,491
Siam Cement Public Company (e)	5,800	78,990
Siam Commercial Bank PCL	11,300	53,465
Thai Oil PCL	25,300	46,710
True Corp PCL (a)	279,100	69,151
		1,780,517
TURKEY—4.9%
Akbank T.A.S.	6,308	23,297
Anadolu Efes Biracilik VE	5,613	65,199
Arcelik A.S.	9,793	57,120
BIM Birlesik Magazalar A.S.	2,987	61,682
Coca-Cola Icecek A.S.	2,848	72,808
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. (a)	17,380	23,553
Enka İnşaat ve Sanayi A.Ş.	12,620	37,587
Eregli Demir ve Celik Fabrikalari T.A.S.	58,645	74,525
Ford Otomotiv Sanayi A.S.	4,237	58,470
Haci Omer Sabanci Holding A.S.	5,233	25,353
Koç Holding A.S.	7,172	33,181
Koza Altin Isletmeleri A.S.	4,533	72,231
TAV Havalimanlari Holding A.S.	6,269	44,345
Tofas Turk Otomobil Fabrikasi A.S.	6,520	39,809
Tupras—Turkiye Petrol Rafinerileri A.S.	5,015	106,300
Turk Hava Yollari A.O.	10,530	40,249
Turk Telekomunikasyon A.S.	28,389	98,928
Turkiye Sise ve Cam Fabrikalari A.S.	25,703	35,470
Turkcell Iletisim Hizmetleri A.S. (a)(c)	7,788	114,873
Turkiye Garanti Bankasi A.S.	5,900	23,313
Turkiye Halk Bankasi A.S.	3,007	22,092
Turkiye Is Bankasi A.S.	8,933	23,680
Turkiye Vakiflar Bankasi T-d	8,740	20,001
Yapi ve Kredi Bankasi A.S.	11,167	24,945
		1,199,011
TOTAL COMMON STOCK
(Cost $20,260,864)		20,779,059

Preferred Stock—2.2%
BRAZIL—1.0%
AES Tiete S.A.	2,800	27,106
Centrais Eletricas Brasileiras S.A.	3,900	18,385
Itausa-Investimentos Itau S.A.	5,800	23,504
Lojas Americanas S.A.	3,400	24,923
Marcopolo S.A.	7,200	21,396
Metalurgica Gerdau S.A.	3,500	33,346
Oi S.A.	16,100	31,026
Petróleo Brasileiro S.A.	3,000	24,800
Usiminas Usi Sd Mg (a)	4,500	21,315
Vale S.A., Class A	2,000	28,402
		254,203
COLOMBIA—0.6%
Banco Davivienda S.A.	6,282	83,265
Grupo Aval Acciones y Valores S.A.	96,196	69,995
		153,260
RUSSIA—0.4%
Sberbank (a)	30,910	71,364
Surgutneftegas OAO	44,000	31,818
		103,182
SOUTH KOREA—0.2%
LG Chem Ltd.	149	19,410
Samsung Electronics Co. Ltd.	27	22,008
		41,418
TOTAL PREFERRED STOCK
(Cost $521,686)		552,063

Rights—0.0%
SOUTH KOREA—0.0%
Korea Gas Corporation (a)	143	1,297

Exchange Traded Funds—7.0%
United States—7.0%
iShares MSCI Emerging Markets Index Fund	18,700	762,399
Vanguard FTSE Emerging Markets ETF	23,625	947,599
(Cost $1,684,332)		1,709,998

Exchange Traded Notes—4.8%
United Kingdom—4.8%
iPath MSCI India Index ETN (a) (Cost $1,191,980)	22,785	1,153,149

Short Term Investments—0.0%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/13, (Dated 09/30/13), Collateralized by $20,000 par U.S. Treasury Note-.25% due 03/31/2014, Market Value $20,017.96, Repurchase Proceeds $16,934 (Cost $16,934)	$16,934	$16,934
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $23,675,796)		24,212,501
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.9%
Money Market—0.9%
Western Asset Institutional Cash Reserves—Inst. (Cost $227,202)	227,202	227,202
TOTAL INVESTMENTS—100.6% (Cost $23,902,998)		24,439,702
OTHER ASSETS & LIABILITIES (Net)—(0.6%)		(166,477)
NET ASSETS—100%		$24,273,225

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non-Voting Depository Receipts
The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	15.9%
Telecommunication Services	12.9%
Consumer Staples	10.7%
Materials	9.4%
Consumer Discretionary	8.8%
Industrials	8.0%
Energy	8.0%
Utilities	7.2%
Health Care	4.7%
Information Technology	2.3%
Exchange Traded Funds	7.0%
Exchange Traded Notes	4.8%
Cash and Other Assets (Net)	0.3%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

Common Stock—93.7%
	Shares	Value
AUSTRALIA—2.5%
BHP Billiton plc (b)	457,400	$ 26,922,564
BELGIUM—2.1%
Solvay S.A.	154,547	23,186,662
CANADA—2.5%
Methanex Corporation	535,307	27,498,836
FINLAND—6.0%
Caverion Corporation (a)	840,216	6,823,138
Kone OYJ, Class B	281,900	25,162,387
Konecranes OYJ	643,780	21,687,242
YIT OYJ	840,216	11,701,682
		65,374,449
FRANCE—7.3%
Christian Dior S.A.	132,273	25,949,642
Imerys S.A.	327,883	22,903,124
Ipsos	281,808	10,595,648
Maurel et Prom	1,227,806	18,852,815
Transgene S.A. (a)	142,827	1,933,091
		80,234,320
GERMANY—16.2%
BASF SE	243,200	23,337,362
Deutsche Telekom AG	2,148,676	31,160,547
Freenet AG	1,000,639	24,221,907
Hannover Ruck SE	304,200	22,381,058
Muenchener Rueckvers AG	120,130	23,486,104
Symrise AG	556,950	24,683,297
Wincor Nixdorf AG	448,050	27,992,020
		177,262,295
HONG KONG—1.6%
Guangdong Investment Limited	20,977,800	17,988,004
INDIA—2.2%
Infosys Technologies Ltd. (b)	498,045	23,960,945
IRELAND—4.4%
CRH plc	1,021,493	24,408,724
Greencore Group plc	10,041,423	23,961,410
		48,370,134
ISRAEL—2.2%
Teva Pharmaceuticals SP (b)	649,419	24,535,050
ITALY—4.1%
GTECH SpA	893,165	$25,555,162
Trevi Finanziaria SpA	2,331,526	19,422,730
		44,977,892
JAPAN—9.4%
Asahi Group Holdings Ltd.	925,700	24,282,971
KDDI Corporation	543,200	27,846,493
Meiji Holdings Co., Ltd.	449,100	24,530,001
Showa Denko K.K.	19,395,000	26,237,451
		102,896,916
NORWAY—2.2%
DnB Bank ASA	1,568,092	23,817,072
SOUTH AFRICA—2.1%
Sasol Ltd.	486,935	23,212,261
SOUTH KOREA—2.7%
Samsung Electronics Company Ltd.	23,285	29,618,810
SWEDEN—6.3%
Duni AB	1,179,500	12,510,880
Investor AB, Class B	800,556	24,350,468
Loomis AB-B	328,900	7,259,410
Svenska Handelsbanken AB, Class A	578,500	24,806,135
		68,926,893
SWITZERLAND—2.2%
Novartis AG	309,750	23,809,794
THAILAND—2.4%
Thai Oil PCL	14,045,800	25,931,744
UNITED KINGDOM—15.3%
Barratt Developments plc	5,339,856	26,659,412
BBA Aviation plc	2,917,438	14,395,494
Bellway plc	1,081,706	23,012,303
Persimmon plc	1,385,173	24,336,546
Rexam plc	3,126,268	24,357,784
Standard Chartered PLC	1,091,747	26,157,857
Taylor Wimpey plc	17,895,270	29,066,790
		167,986,186
TOTAL COMMON STOCK (Cost $849,874,211)		1,026,510,827

Short Term Investments—7.7%
	Par Value	Value
Money Market—7.7%
State Street Global Advisors FDS (Cost $84,689,028)	$84,689,028	$84,689,028
TOTAL INVESTMENTS—101.4% (Cost $934,563,239)		$1,111,199,855
OTHER ASSETS & LIABILITIES (NET)—(1.4%)		(15,467,625)
NET ASSETS—100%		$1,095,732,230

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Materials	20.4%
Consumer Discretionary	16.2%
Financials	13.2%
Industrials	9.7%
Telecommunication Services	7.6%
Information Technology	7.5%
Consumer Staples	6.7%
Energy	6.2%
Health Care	4.6%
Utilities	1.6%
Cash and Other Assets (Net)	6.3%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

Common Stock—90.8%
	Shares	Value
AUSTRALIA—0.3%
Austal Limited	552,530	$ 412,917
AUSTRIA—1.4%
Semperit AG Holding	37,800	1,739,453
BELGIUM—1.9%
Kinepolis Group	15,900	2,277,660
BRAZIL—2.3%
Equatorial Energia SA	296,237	2,801,043
CHINA—2.9%
China Hongxing Sports Limited* (a)	10,258,400	81,747
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	1,455,568	1,934,450
Xinhua Winshare Publishing and Media Co., Ltd.	2,701,500	1,487,422
		3,503,619
FINLAND—1.8%
PKC Group OYJ	68,800	2,231,091
FRANCE—2.6%
Bonduelle SCA	55,600	1,353,780
Ipsos	46,500	1,748,345
		3,102,125
GERMANY—4.9%
Freenet AG	127,700	3,091,162
QSC AG	323,280	1,749,297
Sixt SE	45,581	1,149,314
		5,989,773
HONG KONG—5.3%
Samson Holding Ltd.	10,475,800	1,391,316
Texwinca Holdings Limited	1,720,300	1,603,776
VST Holdings Ltd.	9,507,360	1,985,987
VTech Holdings Limited	115,700	1,494,867
		6,475,946
INDIA—3.8%
Hexaware Technologies Limited	1,006,000	2,064,867
KRBL Ltd.	1,475,200	574,952
LIC Housing Finance Ltd.	435,600	1,310,174
NIIT Technologies Ltd.	83,400	371,007
South Indian Bank Ltd.	553,320	174,998
Usha Martin Group Ltd.	323,760	110,670
		4,606,668
IRELAND—9.1%
Glanbia plc	189,900	$ 2,488,211
Greencore Group plc	1,416,344	3,379,760
IFG Group plc	829,985	1,516,512
UDG Healthcare plc	709,987	3,675,577
		11,060,060
ITALY—3.1%
De’Longhi SpA	118,910	1,820,216
Trevi Finanziaria SpA	233,100	1,941,835
		3,762,051
JAPAN—10.4%
BML, Inc.	98,700	3,227,590
Chugoku Marine Paints Ltd.	445,600	2,769,278
Daicel Corporation	312,500	2,813,024
DaiichiKosho Co., Ltd.	83,600	2,278,029
Unipres Corporation	73,900	1,562,713
		12,650,634
NORWAY—6.2%
ABG Sundal Collier Holding ASA	2,459,000	1,824,481
SpareBank 1 Nord-Norge	376,397	1,934,863
SpareBank 1 SMN	247,265	1,879,857
SpareBank 1 SR-Bank ASA	243,300	1,930,663
		7,569,864
PHILIPPINES—2.2%
Manila Water Company, Inc.	4,081,170	2,647,980
SINGAPORE—3.8%
Breadtalk Group Ltd.	2,815,100	2,018,958
M1 Ltd.	987,300	2,580,559
		4,599,517
SOUTH AFRICA—1.0%
Clicks Group Limited	232,300	1,265,924
SWEDEN—4.6%
Duni AB	156,400	1,658,925
Loomis AB	82,300	1,816,508
Nolato AB	129,700	2,164,735
		5,640,168
SWITZERLAND—1.8%
Vetropack Holding AG	1,086	2,198,064
TAIWAN—1.5%
Holtek Semiconductor, Inc.	1,508,600	$1,834,280
THAILAND—4.0%
Hana Microelectronics PCL	2,059,080	1,520,612
Ratchaburi Electricity Generating Holding PCL	1,220,000	1,950,128
Thai Union Frozen Products PCL	821,274	1,339,034
		4,809,774
UNITED KINGDOM—15.9%
Alternative Networks plc	488,200	2,645,865
BBA Aviation plc	419,011	2,067,523
Character Group plc	496,900	1,165,634
Clarkson plc	64,500	2,347,834
Galliford Try plc	193,828	3,261,181
Halfords Group plc	273,131	1,739,207
The Restaurant Group plc	250,600	2,156,839
Vitec Group plc	154,961	1,708,494
Wetherspoon (J.D.) plc	196,400	2,321,062
		19,413,639
TOTAL COMMON STOCK (Cost $80,706,488)		110,592,250

Preferred Stock—1.8%
GERMANY—1.8%
Dräegerwerk AG (Cost $821,879)	16,900	2,155,808

P-Notes—2.9%
India—2.9%
KRBL Limited	1,679,000	654,306
LIC Housing Finance	204,200	614,172
NIIT Technologies	276,900	1,231,790
South Indian Bank	2,535,250	801,900
Usha Martin Group	807,100	275,867
(Cost $2,692,091)		3,578,035

Short Term Investments—6.2%
	Par Value	Value
Money Market—6.2%
State Street Global Advisors FDS (Cost $7,511,914)	$7,511,914	$7,511,914
TOTAL INVESTMENTS—101.7% (Cost $91,732,372)		123,838,007
OTHER ASSETS & LIABILITIES (NET)—(1.7%)		(2,020,500)
NET ASSETS—100%		$121,817,507

*	Fair valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.07% of net assets as of September 30, 2013.
(a)	Non-income producing security
The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	21.6%
Industrials	15.5%
Information Technology	10.4%
Financials	9.8%
Consumer Staples	9.7%
Telecommunication Services	8.3%
Health Care	7.4%
Materials	6.7%
Utilities	6.1%
Cash and Other Assets (Net)	4.5%

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013 (Unaudited)

	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $7,215,449; $1,060,214; $7,149,823; $227,202; $0; $0, respectively)* (Note 2)	$128,421,857	$110,622,239
Repurchase agreements/commercial paper	2,087,920	726,159
Foreign currency at value (Cost $1,732 for Quality, $408,201 for Emerging Markets, $74,557 for Risk Parity, $326,691 for Foreign Value, and $19,624 for Foreign Value Small Cap)	—	1,737
Cash	—	—
Dividend, interest and foreign tax reclaims receivable	84,444	176,667
Receivable for investments sold	718,508	62,758
Receivable for shares of beneficial interest sold	13,751	—
Other Assets	13,863	7,527
Total Assets	$131,340,343	$111,597,087
Liabilities:
Payable for investments purchased	$1,369,392	18,094
Payable for shares of beneficial interest repurchased	53,410	—
Payable for compensation of manager (Note 3)	99,239	61,651
Payable for distribution fees (Note 3)	23,007	21,311
Payable to custodian	2,475	2,601
Payable to transfer agent (Note 3)	18,071	16,555
Payable for collateral received for securities loaned	7,215,449	1,060,214
Payable for Foreign Capital Gain Tax	—	—
Other accrued expenses and liabilities	15,341	2,537
Total Liabilities	$8,796,384	$1,182,963
Net Assets	$122,543,959	$110,414,124

*	Includes securities on loan to brokers with market value of $7,059,795; $1,038,292; $6,686,621; $218,996; $0; $0, respectively.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$150,609,619	$24,422,768	$1,111,199,855	$123,838,007
1,110,748	16,934	—	—

410,334	74,275	344,876	19,826
—	44,148	61,963	—
195,584	22,740	2,581,800	341,192
212,204	18,213	—	—
—	—	1,466,601	83,262
7,683	3,124	22,387	982
$152,546,172	$24,602,202	$1,115,677,482	$124,283,269

$78,151	$76,734	$17,934,702	$2,187,653
84,423	—	730,061	20,951
99,075	11,359	879,110	98,199
26,570	3	178,260	19,414
24,760	10,608	21,738	5,954
21,553	3,071	151,962	17,629
7,149,823	227,202	—	—
—	—	—	115,962
7,326	—	49,419	—
$7,491,681	$328,977	$19,945,252	$2,465,762
$145,054,491	$24,273,225	$1,095,732,230	$121,817,507

The accompanying notes are an integral part of these financial statements.

	Small Cap	Quality
Net Assets Consist Of:
Shares of beneficial interest	$92,854,594	$96,644,960
Undistributed net investment income/(loss)	(266,019)	954,099
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	(5,666,343)	(2,228,434)
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	35,621,727	15,043,499
Net Assets	$122,543,959	$110,414,124
Investments at cost	$94,888,050	$96,304,904
Net assets
Ordinary Shares	$113,610,331	$102,137,295
Institutional Shares	$8,933,628	$8,276,829
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	4,432,181	6,239,631
Institutional Shares	307,273	482,616
Net asset value and offering price per share
Ordinary Shares	$25.63	$16.37
Institutional Shares	$29.07	$17.15

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$160,346,968	$23,640,858	$1,150,270,687	$90,297,938
3,875,092	33,058	15,865,232	2,876,744

(24,673,628)	62,836	(246,982,280)	(3,459,799)

5,506,059	536,473	176,578,591	32,102,624
$145,054,491	$24,273,225	$1,095,732,230	$121,817,507
$146,215,765	$23,902,998	$934,756,239	$91,732,372

$130,766,569	$16,330	$887,047,003	$96,125,919
$14,287,922	$24,256,895	$208,685,227	$25,691,588

5,851,316	1,581	51,756,971	8,694,358
629,905	2,347,543	12,165,478	2,317,677

$22.35	$10.33	$17.14	$11.06
$22.68	$10.33	$17.15	$11.09

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
6 Months Ended September 30, 2013 (Unaudited)

	Small Cap	Quality
Investment Income:
Dividends*	$716,930	$1,319,756
Interest	74	28
Sec Lending Income	211,762	1,074
Miscellaneous	10,794	1,600
Total Investment Income	$939,560	$1,322,458
Expenses:
Compensation of manager (Note 3)	575,995	541,456
Distribution fees, Ordinary Shares (Note 3)	133,539	128,102
Administrative Fees (Note 3)	16,589	15,630
Custodian and fund accounting fees	18,000	17,500
Regulatory and Compliance (Note 3)	7,583	7,149
Transfer agent fees (Note 3):
Ordinary Shares	87,596	84,065
Institutional Shares	6,824	4,716
Audit and legal	1,478	7,526
Registration fees	15,792	12,354
Compensation of trustees (Note 3)	5,254	4,954
Printing	3,917	3,693
Miscellaneous	—	—
Total expenses before waivers/reimbursements/ reductions	872,567	827,145
Waivers and/or reimbursements of expenses (Note 3)	—	(137,197)
Fees reduced by credits allowed by custodian (Note 3)	—	—
Expenses, Net	$872,567	$689,948
Net investment income/(loss)	$66,993	$632,510
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$5,646,175	$2,765,204
Foreign denominated assets, liabilities, and currency	—	59
Change in unrealized appreciation/(depreciation) of:
Investments	9,477,829	(101,881)
Foreign denominated assets, liabilities, and currency	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	15,124,004	2,663,382
Net increase/(decrease) in net assets resulting from operations	$15,190,997	$3,295,892

*
Dividends are net of withholding taxes of $4,035 for Small Cap, and $33,428 for Quality, net of foreign withholding taxes of $424,764 for Emerging Markets, $17,395 for Risk Parity, $1,586,923 for Foreign Value, and $168,112 for Foreign Value Small Cap.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$3,282,624	$127,639	$17,057,751	$2,586,418
15	—	10,207	181
13,979	338	—	—
37	—	—	—
$3,296,655	$127,977	$17,067,958	$2,586,599

671,925	32,961	4,907,822	583,739
163,826	9	989,435	116,073
21,422	1,393	139,040	16,921
120,000	39,000	189,000	40,700
9,939	452	63,487	7,787

107,316	5	645,810	75,923
11,643	8,828	154,932	19,487
18,941	10,342	84,623	11,603
16,529	938	26,270	15,905
6,888	313	43,993	5,396
5,135	233	32,798	4,023
89,346	445	39,247	7,078

1,242,910	94,919	7,316,457	904,635
—	—	—	—
—	—	—	—
$1,242,910	$94,919	$7,316,457	$904,635
$2,053,745	$33,058	$9,751,501	$1,681,964

$6,322,680	$72,304	$(4,428,371)	$(1,965,570)
(114,272)	(9,469)	35,801	6,328

(16,281,790)	536,705	72,965,210	6,452,276
9,527	(231)	8,191	(1,734)

(10,063,855)	599,309	68,580,831	4,491,300

$(8,010,110)	$632,367	$78,332,332	$6,173,264

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Semi-Annual Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$66,993	$(141,047)
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	5,646,175	10,316,847
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	9,477,829	180,132
Net increase/(decrease) from operations	$15,190,997	$10,355,932
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$—
Institutional shares	—	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$—

Fund share transactions (Note 8)	(1,922,554)	(3,191,522)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$13,268,443	$7,164,410
Net assets beginning of period	109,275,516	102,111,106
Net assets end of period*	$122,543,959	$109,275,516

*Includes undistributed net investment income/(loss) of:	$(266,019)	$(333,012)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Semi-Annual Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$632,510	$1,066,015
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	2,765,263	4,533,151
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(101,881)	4,956,354
Net increase/(decrease) from operations	$3,295,892	$10,555,520
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,005,173)
Institutional shares	—	(35,923)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(1,041,096)

Fund share transactions (Note 8)	5,509,341	(3,020,891)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$8,805,233	$6,493,533
Net assets beginning of period	101,608,891	95,115,358
Net assets end of period*	$110,414,124	$101,608,891
*Includes undistributed net investment income/(loss) of:	$954,099	$321,529

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets
	Semi-Annual Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,053,745	$2,580,085
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	6,208,408	(4,307,016)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(16,272,263)	9,498,471
Net increase/(decrease) from operations	$(8,010,110)	$7,771,540
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,974,284)
Institutional shares	—	(244,086)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(2,218,370)

Fund share transactions (Note 8)	(2,367,610)	(10,891,444)
Contributions to capital from investment manager/brokers	136	272

Increase/(decrease) in net assets	$(10,377,584)	$(5,338,002)
Net assets beginning of period	155,432,075	160,770,077
Net assets end of period*	$145,054,491	$155,432,075
*Includes undistributed net investment income/(loss) of:	$3,875,092	$1,821,344

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Risk Parity
	Period Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$33,058	$ —
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	62,835	—
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	536,474	—
Net increase/(decrease) from operations	$632,367	$—
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$—
Institutional shares	—	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$—

Fund share transactions (Note 8)	23,640,858	—
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$24,273,225	$—
Net assets beginning of period	—	—
Net assets end of period*	$24,273,225	$—
*Includes undistributed net investment income/(loss) of:	$33,058	$—

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Semi-Annual Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$9,751,501	$6,538,258
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	(4,392,570)	19,539,318
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	72,973,401	83,694,217
Net increase/(decrease) from operations	$78,332,332	$109,771,793
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(2,944,067)
Institutional shares	—	(1,288,826)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(4,232,893)

Fund share transactions (Note 8)	131,925,157	295,815,079
Contributions to capital from investment manager/brokers	141	1,021

Increase/(decrease) in net assets	$210,257,630	$401,355,000
Net assets beginning of period	885,474,600	484,119,600
Net assets end of period*	$1,095,732,230	$885,474,600
*Includes undistributed net investment income/(loss) of:	$15,865,232	$6,113,730

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Semi-Annual Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,681,964	$1,557,296
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	(1,959,242)	1,232,152
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	6,450,542	14,366,873
Net increase/(decrease) from operations	$6,173,264	$17,156,321
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,309,405)
Institutional shares	—	(367,559)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(1,676,964)

Fund share transactions (Note 8)	378,882	6,481,643
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$6,552,146	$21,961,000
Net assets beginning of period	115,265,361	93,304,361
Net assets end of period*	$121,817,507	$115,265,361
*Includes undistributed net investment income/(loss) of:	$2,876,744	$1,194,780

The accompanying notes are an integral part of these financial statements.

PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$22.50	$20.36	$19.92	$16.45	$10.22	$19.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.01	(0.03)	(0.08)	0.04	0.11	0.06
Net realized and unrealized gain/(loss) on securities	3.12	2.17	0.57	3.52	6.15	(9.23)
Total from Investment Operations	3.13	2.14	0.49	3.56	6.26	(9.17)
Less Distributions:
Dividends from net investment income	—	—	(0.05)	(0.09)	(0.03)	—
Distributions from realized capital gains	—	—	—	—	—	(0.06)
Total Distributions	—	—	(0.05)	(0.09)	(0.03)	(0.06)
Net Asset Value, End of Period	$25.63	$22.50	$20.36	$19.92	$16.45	$10.22
Total Return	13.91%	10.51%	2.48%	21.69%	61.27%	(47.11)%(c)
Net Assets, End of Period (000’s)	$113,610	$101,275	$95,870	$113,675	$99,444	$61,943
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.51%	1.63%	1.67%	1.64%	1.65%	1.64%
Net	1.51%	1.63%	1.67%	1.64%	1.65%	1.64%
Ratio of net investment income (loss) to average net assets (b)	0.10%	(0.16)%	(0.44)%	0.23%	0.81%	0.31%
Portfolio Turnover	35%	54%	53%	71%	50%	72%

The accompanying notes are an integral part of these financial statements.

	Instutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$25.48	$23.00	$22.50	$18.56	$11.51	$21.86
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.05	0.02	(0.04)	0.09	0.20	0.10
Net realized and unrealized gain/(loss) on securities	3.54	2.46	0.63	3.98	6.91	(10.39)
Total from Investment Operations	3.59	2.48	0.59	4.07	7.11	(10.29)
Less Distributions:
Dividends from net investment income	—	—	(0.09)	(0.13)	(0.06)	—
Distributions from realized capital gains	—	—	—	—	—	(0.06)
Total Distributions	—	—	(0.09)	(0.13)	(0.06)	(0.06)
Net Asset Value, End of Period	$29.07	$25.48	$23.00	$22.50	$18.56	$11.51
Total Return	14.09%	10.78%	2.69%	21.98%	61.83%	(47.04)%(c)
Net Assets, End of Period (000’s)	$8,934	$8,000	$6,242	$7,806	$7,146	$7,281
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.26%	1.38%	1.42%	1.39%	1.41%	1.42%
Net	1.26%	1.38%	1.42%	1.39%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets (b)	0.35%	0.07%	(0.19)%	0.48%	1.35%	0.48%
Portfolio Turnover	35%	54%	53%	71%	50%	72%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$15.85	$14.33	$12.36	$11.37	$8.24	$14.07
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.10(b)	0.16(b)	0.17(b)	0.09(b)	0.05	(0.04)
Net realized and unrealized gain/(loss) on securities	0.42	1.52	1.92	1.01	3.10	(5.78)
Total from Investment Operations	0.52	1.68	2.09	1.10	3.15	(5.82)
Less Distributions:
Dividends from net investment income	—	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Net Asset Value, End of Period	$16.37	$15.85	$14.33	$12.36	$11.37	$8.24
Total Return	3.28%	11.85%	16.99%	9.78%(d)	38.30%(d)	(41.36)%(d)
Net Assets, End of Period (000’s)	$102,137	$98,033	$92,557	$62,920	$54,213	$43,014
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.54%	1.62%	1.66%	1.93%	2.10%	2.71%
Net including dividend and interest expense for securities sold short	1.29%	1.46%	1.51%	1.89%	2.10%	2.71%
Net excluding dividend and interest expense for securities sold short	1.29%	1.46%	1.51%	1.85%	1.92%	1.98%
Ratio of net investment income (loss) to average net assets (c)	1.15%	1.11%	1.28%	0.84%	0.50%	(0.38)%
Portfolio Turnover Excluding Short Positions	14%	40%	68%	283%(f)	191%(f)	207%(f)

Note: This fund changed its investment strategy on January 27, 2011.

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$16.58	$14.95	$12.85	$11.80	$8.54	$14.71
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.12(b)	0.24(b)	0.25(b)	0.12(b)	0.08	(0.10)
Net realized and unrealized gain/(loss) on securities	0.45	1.59	1.99	1.06	3.22	(6.02)
Total from Investment Operations	0.57	1.83	2.24	1.18	3.30	(6.12)
Less Distributions:
Dividends from net investment income	—	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Net Asset Value, End of Period	$17.15	$16.58	$14.95	$12.85	$11.80	$8.54
Total Return	3.44%	12.37%	17.57%	10.07%(d)	38.71%(d)	(41.66)%(d)
Net Assets, End of Period (000’s)	$8,277	$3,576	$2,558	$809	$591	$584
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.28%	1.35%	1.41%	1.71%	1.81%	3.19%
Net including dividend and interest expense for securities sold short	0.97%	1.01%	1.00%	1.67%	1.81%	3.19%
Net excluding dividend and interest expense for securities sold short	0.97%	1.01%	1.00%	1.63%	1.63%	2.46%
Ratio of net investment income (loss) to average net assets (c)	1.40%	1.58%	1.85%	1.08%	0.75%	(0.86)%
Portfolio Turnover Excluding Short Positions	14%	40%	68%	283%(f)	191%(f)	207%(f)

Note: This Fund changed its investment strategy on January 27, 2011.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f)	Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$23.56	$22.67	$25.18	$21.23	$12.06	$27.04
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.31	0.37	0.41	0.24	0.18	0.33
Net realized and unrealized gain/(loss) on securities	(1.52)	0.85	(2.44)	3.96	9.05	(14.76)
Total from Investment Operations	(1.21)	1.22	(2.03)	4.20	9.23	(14.43)
Less Distributions:
Dividends from net investment income	—	(0.33)	(0.48)	(0.25)	(0.06)	(0.43)
Distributions from realized capital gains	—	—	—	—	—	(0.12)
Total Distributions	—	(0.33)	(0.48)	(0.25)	(0.06)	(0.55)
Net Asset Value, End of Period	$22.35	$23.56	$22.67	$25.18	$21.23	$12.06
Total Return	(5.14)%	5.41%	(7.80)%	19.86%	76.56%	(53.27)%(c)
Net Assets, End of Period (000’s)	$130,767	$140,267	$145,201	$176,386	$205,727	$164,133
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.74%	1.76%	1.76%	1.77%	1.74%	1.67%
Net	1.74%	1.76%	1.76%	1.77%	1.74%	1.67%
Ratio of net investment income (loss) to average net assets (b)	2.80%	1.66%	1.80%	1.05%	0.99%	1.66%
Portfolio Turnover	37%	25%	56%	68%	120%	67%

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$23.88	$22.97	$25.53	$21.48	$12.19	$27.46
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.35	0.43	0.41	0.42	0.27	0.34
Net realized and unrealized gain/(loss) on securities	(1.55)	0.87	(2.42)	3.89	9.11	(14.98)
Total from Investment Operations	(1.20)	1.30	(2.01)	4.31	9.38	(14.64)
Less Distributions:
Dividends from net investment income	—	(0.39)	(0.55)	(0.26)	(0.09)	(0.51)
Distributions from realized capital gains	—	—	—	—	—	(0.12)
Total Distributions	—	(0.39)	(0.55)	(0.26)	(0.09)	(0.63)
Net Asset Value, End of Period	$22.68	$23.88	$22.97	$25.53	$21.48	$12.19
Total Return	(5.03)%	5.69%	(7.56)%	20.14%	77.02%	(53.17)%
Net Assets, End of Period (000’s)	$14,288	$15,165	$15,569	$11,267	$26,247	$25,664
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.48%	1.49%	1.52%	1.51%	1.50%	1.48%
Net	1.48%	1.49%	1.52%	1.51%	1.50%	1.48%
Ratio of net investment income (loss) to average net assets (b)	3.05%	1.92%	1.81%	1.94%	1.48%	1.82%
Portfolio Turnover	37%	25%	56%	68%	120%	67%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

Ordinary Shares
For the period ended September 30, 2013*
(unaudited)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	—
Net realized and unrealized gain/(loss) on securities	0.33
Total from Investment Operations	0.33
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.33
Total Return	3.30%*
Net Assets, End of Period (000’s)	$16
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.92%**
Net	1.92%**
Ratio of net investment income (loss) to average net assets (b)	0.35%**
Portfolio Turnover	6%

The accompanying notes are an integral part of these financial statements.

Institutional Shares
For the period ended September 30, 2013*
(unaudited)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.01
Net realized and unrealized gain/(loss) on securities	0.32
Total from Investment Operations	0.33
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.33
Total Return	3.30%*
Net Assets, End of Period (000’s)	$24,257
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.68%**
Net	1.68%**
Ratio of net investment income (loss) to average net assets (b)	0.58%**
Portfolio Turnover	6%

*	Fund commenced operations June 27, 2013.
**	Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$15.83	$13.64	$14.68	$12.45	$6.97	$19.87
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.16	0.15	0.12	0.07	0.13	0.35
Net realized and unrealized gain/(loss) on securities	1.15	2.12	(1.09)	2.31	5.71	(11.53)
Total from Investment Operations	1.31	2.27	(0.97)	2.38	5.84	(11.18)
Less Distributions:
Dividends from net investment income	—	(0.08)	(0.07)	(0.15)	(0.36)	(0.11)
Distributions from realized capital gains	—	—	—	—	—	(1.61)
Total Distributions	—	(0.08)	(0.07)	(0.15)	(0.36)	(1.72)
Net Asset Value, End of Period	$17.14	$15.83	$13.64	$14.68	$12.45	$6.97
Total Return	8.28%	16.73%	(6.55)%	19.17%(c)	84.05%(c)	(55.95)%(c)
Net Assets, End of Period (000’s)	$887,047	$705,210	$386,011	$369,550	$369,626	$193,798
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.54%	1.59%	1.64%	1.62%	1.62%	1.62%
Net	1.54%	1.59%	1.64%	1.62%	1.62%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.92%	1.04%	0.93%	0.56%	1.17%	2.49%
Portfolio Turnover	0%	10%	18%	9%	24%	20%

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009
	(unaudited)
Net Asset Value, Beginning of Period	$15.83	$13.63	$14.68	$12.45	$6.98	$19.98
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.19	0.17	0.14	0.10	0.14	0.38
Net realized and unrealized gain/(loss) on securities	1.13	2.15	(1.09)	2.31	5.71	(11.60)
Total from Investment Operations	1.32	2.32	(0.95)	2.41	5.85	(11.22)
Less Distributions:
Dividends from net investment income	—	(0.12)	(0.10)	(0.18)	(0.38)	(0.17)
Distributions from realized capital gains	—	—	—	—	—	(1.61)
Total Distributions	—	(0.12)	(0.10)	(0.18)	(0.38)	(1.78)
Net Asset Value, End of Period	$17.15	$15.83	$13.63	$14.68	$12.45	$6.98
Total Return	8.34%	17.07%	(6.34)%	19.48%(c)	84.12%(c)	(55.85)%(c)
Net Assets, End of Period (000’s)	$208,685	$180,265	$98,109	$78,790	$68,067	$47,090
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.33%	1.39%	1.37%	1.37%	1.38%
Net	1.29%	1.33%	1.39%	1.37%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets (b)	2.25%	1.22%	1.07%	0.79%	1.29%	2.77%
Portfolio Turnover	0%	10%	18%	9%	24%	20%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009*
	(unaudited)
Net Asset Value, Beginning of Period	$10.50	$9.02	$11.19	$10.28	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.15	0.14	0.21	0.09	0.07	0.03	(b)
Net realized and unrealized gain/(loss) on securities	0.41	1.50	(1.29)	1.25	5.42	(5.15)
Total from Investment Operations	0.56	1.64	(1.08)	1.34	5.49	(5.12)
Less Distributions:
Dividends from net investment income	—	(0.16)	(0.10)	(0.08)	(0.03)	(0.04)
Distributions from realized capital gains	—	—	(0.99)	(0.35)	—	(0.02)
Total Distributions	—	(0.16)	(1.09)	(0.43)	(0.03)	(0.06)
Net Asset Value, End of Period*	$11.06	$10.50	$9.02	$11.19	$10.28	$4.82
Total Return	5.33%	18.34%	(8.20)%	13.12%(d)	114.00%(d)	(51.25)%(d)
Net Assets, End of Period (000’s)	$96,126	$92,806	$72,737	$78,307	$124,971	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.60%	1.66%	1.70%	1.69%	1.64%	2.00%**
Net	1.60%	1.66%	1.70%	1.69%	1.64%	1.97%**
Ratio of net investment income (loss) to average net assets (c)	2.84%	1.55%	2.14%	0.82%	0.82%	0.66%**
Portfolio Turnover	2%	9%	22%	54%	14%	10%

The accompanying notes are an integral part of these financial statements.

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2013	2013	2012	2011	2010	2009*
	(unaudited)
Net Asset Value, Beginning of Period	$10.51	$9.03	$11.21	$10.30	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.16	0.17	0.24	0.09	0.11	0.07	(b)
Net realized and unrealized gain/(loss) on securities	0.42	1.49	(1.30)	1.28	5.41	(5.19)
Total from Investment Operations	0.58	1.66	(1.06)	1.37	5.52	(5.12)
Less Distributions:
Dividends from net investment income	—	(0.18)	(0.13)	(0.11)	(0.04)	(0.04)
Distributions from realized capital gains	—	—	(0.99)	(0.35)	—	(0.02)
Total Distributions	—	(0.18)	(1.12)	(0.46)	(0.04)	(0.06)
Net Asset Value, End of Period*	$11.09	$10.51	$9.03	$11.21	$10.30	$4.82
Total Return	5.52%	18.59%	(7.99)%	13.40%(d)	114.55%(d)	(51.20)%(d)
Net Assets, End of Period (000’s)	$25,692	$22,459	$20,567	$23,973	$8,103	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.35%	1.41%	1.43%	1.44%	1.43%	1.88%**
Net	1.35%	1.41%	1.43%	1.44%	1.43%	1.85%**
Ratio of net investment income (loss) to average net assets (c)	3.06%	1.88%	2.45%	0.92%	1.27%	1.10%**
Portfolio Turnover	2%	9%	22%	54%	14%	10%

*	Fund commenced operations May 1, 2008.
**	Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (unaudited)

1. Organization of the Trust

Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Pear Tree Columbia Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”) seeks long-term growth of capital.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets, which is a “diversified company”.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at September 30, 2013
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$ 106,942,325	$—	$—	$ 106,942,325
Depository Receipts	1,775,476	—	—	1,775,476
Real Estate Inv. Trusts	12,488,607	—	—	12,488,607
Short Term Investments	7,215,449	2,087,920	—	9,303,369
Total	$128,421,857	$2,087,920	$—	$130,509,777

Quality
Common Stock*	$96,107,492	$—	$—	$96,107,492
Depository Receipts	13,454,534	—	—	13,454,534
Short Term Investments	1,060,214	726,159	—	1,786,373
Total	$110,622,240	$726,159	$—	$111,348,399
Emerging Markets
Common Stock*	$97,628,275	$3,770,658	$—	$101,398,933
Common Stock Units	954,373	—	—	954,373
Depository Receipts	12,939,243	—	—	12,939,243
Mutual Funds**	24,159,734	—	—	24,159,734
Preferred Stock	3,644,380	—	—	3,644,380
Real Estate Inv. Trusts	363,133	—	—	363,133
Short Term Investments	7,149,823	1,110,748	—	8,260,571
Total	$146,838,961	$4,881,406	$—	$151,720,367
Risk Parity
Common Stock*	$16,551,995	$1,585,696	$—	$18,137,691
Common Stock Units	71,528	—	—	71,528
Depository Receipts	2,463,973	—	—	2,463,973
Exchange Traded Funds	1,709,998	—	—	1,709,998
Exchange Traded Notes	1,153,149	—	—	1,153,149
Preferred Stock	552,063	—	—	552,063
Real Estate Inv. Trusts	105,867	—	—	105,867
Rights	—	—	1,297	1,297
Short Term Investments	227,202	16,934	—	244,136
Total	$22,835,775	$1,602,630	$1,297	$24,439,702
Foreign Value
Common Stock*	$925,160,524	$25,931,744	$—	$951,092,268
Depository Receipts	75,418,559	—	—	75,418,559
Short Term Investments	84,689,028	—	—	84,689,028
Total	$1,085,268,111	$25,931,744	$—	$1,111,199,855
Foreign Value Small Cap
Common Stock*	$105,700,729	$4,809,774	$81,747	$110,592,250
Preferred Stock	2,155,808	—	—	2,155,808
Short Term Investments	7,511,914	—	—	7,511,914
P-Notes*	—	3,578,035	—	3,578,035
Total	$115,368,451	$8,387,809	$81,747	$123,838,007

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Foreign Value Small Cap Common Stock	Emerging Markets Common Stock	Risk Parity Rights
Balances as of 3/31/2013	$82,689	$839,179	$—
Realized gain (loss)	$—	$—	$—
Changed in unrealized appreciation (depreciation)	$(942)	$(223,438)	$1,297
Net purchases (sales)	$—	$(615,741)	$—
Transfer into Level 3	$—	$—	$—
Balances as of 9/30/2013	$81,747	$—	$1,297

*	Refer to Schedule of Investments for breakout by industry or country.

*	Transfers between levels are recognized at the end of the reporting period.

*	Level 3 for Risk Parity in the amount of $1,297 is from security being halted due to a rights offering.

*	Common stock and P-Notes labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

**	Price is NAV as reported.

	Foreign Value	Foreign Value Small Cap	Emerging Markets	Risk Parity
Banks	$—	$801,900	$1,040,990	$147,143
Chemicals	—	—	888,141	215,962
Commercial Services & Supplies	—	—	—	118,830
Diversified Financials	—	614,172	440,629	—
Diversified Telecommunications	—	—	—	69,150
Electric Utilities	—	1,950,128	208,830	127,663
Electronic Equipment & Instruments	—	1,520,612	—	—
Food and Drug Retailing	—	—	—	108,261
Food Products	—	1,993,340	—	—
Hotels, Restaurants & Leisure	—	—	—	92,220
Industrial Conglomerates	—	—	—	45,716
Media	—	—	—	93,797
Metals & Mining	—	275,867	—	—
Multiline Retail	—	—	1,192,068	84,744
Oil & Gas	25,931,744	—	—	150,607
Real Estate	—	—	—	60,767
Software & Services	—	1,231,790	—	—
Specialty Retail	—	—	—	72,623
Transportation Infrastructure	—	—	—	75,930
Wireless Telecommunication Services	—	—	—	122,283
	$25,931,744	$8,387,809	$3,770,658	$1,585,696

* Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Foreign Value	Foreign Value Small Cap	Emerging Markets	Risk Parity
Leisure Equipment & Products	$—	$81,747	$—	$—
Oil & Gas	—	—	—	1,297
	$—	$81,747	$—	$1,297

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2013;

Common Stock	Fair Value Sept. 30, 2013	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Foreign Value Small Cap	$81,747	Company Specific	Company Specific	100%	Decrease

Rights	Fair Value Sept. 30, 2013	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Risk Parity	$ 1,297	Company Specific	Company Specific	100%	Decrease

1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2.
This column represents the directional change in the fair value of the level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2013-01 will have on the financial statements disclosures.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at September 30, 2013.

Securities Lending

To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity use Securities Finance Trust Company (“eSecLending”) as lending agent. Small Cap, Quality, Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of their clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for Emerging Markets and Risk Parity, and 102 percent of the borrowings for the Small Cap and Quality. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

At September 30, 2013, the following Funds had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Small Cap	$ 7,215,449	7,059,795
Quality	1,060,214	1,038,292
Emerging Markets	7,149,823	6,686,621
Risk Parity	227,202	218,996

Credit Facility

State Street made available to the Trust an uncommitted unsecured demand line of credit in the amount of $15 million. State Street looked solely to the assets of the Fund for the enforcement of any claim against that Fund. For the six months ended September 30, 2013, the average interest rate on the outstanding principal amount was 1.39%. During six months ended September 30, 2013 Small Cap and Emerging Markets had an outstanding average daily loan balance of $6,335 and $221,109 respectively. The maximum amount outstanding for the current lending agreement during the period was $ 430,807 for Small Cap and $4,844,162 for Emerging Markets. Interest expense amounted to $33 and $1,028 respectively. As of September 4, 2013, the Trust did not renew this credit facility. Thus, at September 30, 2013 there were no loan payable balances for any of the Funds.

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Risk Parity an annual rate 0.60 percent of the average daily total net assets.

Effective December 1, 2013, the Manager has agreed until July 31, 2014 to waive 0.25 percent of its management fee if the Quality Fund’s average daily net assets are up to $125 million and 0.50 percent of its management fee if the Fund’s average daily net assets are $125 million or more. Beginning on January 27, 2011, the Manager had agreed until July 31, 2014 to waive 0.15 percent of its management fee if the Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if the Fund’s average daily net assets are $100 million or more. The Trustees have the right to terminate this arrangements in their discretion. In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of this Fund individually exceeds 2 percent of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the six months ended September 30, 2013, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $7,313,898.

The Manager has entered into sub-advisory contracts with the following subadvisors (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap and Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap).

For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Sub-Advisers of the Funds are as follows:

Small Cap	0.47% of average daily total net assets

Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets

Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets

Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets

Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2013 the aggregate distribution fees of the Funds were $1,530,984.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2013, the aggregate fees of the Funds were $1,207,145.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the six months ended September 30, 2013, fees paid pursuant to this agreement were $210,995.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust’s Chief Compliance Officer. For the six months ended September 30, 2013, the Trust reimbursed the Manager for the Chief Compliance Officer’s compensation in the amount of $96,397.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the six months ended September 30, 2013, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $28,000, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

4. Purchases and Sales

During the six months ended September 30, 2013, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets , Risk Parity, Foreign Value, and Foreign Value Small Cap, were $40,042,977, $20,461,463, $53,145,965, $25,319,856 ,$209,382,485, and $12,821,373 respectively. Sales of such securities for the Funds were $41,600,472, $14,653,848, $54,158,747, $1,734,557, $3,610,057, and $1,699,621 respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets and Risk Parity in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2013. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

	March 31, 2013
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap	$—	$9,745,323	$—	$—	$—	$9,745,323
Quality	—	4,390,352	—	—	—	4,390,352
Emerging Markets	—	23,648,614	—	3,903,257	2,207,358	29,759,229
Foreign Value	73,956,485	131,156,114	10,547,106	—	26,927,583	242,587,288
Foreign Value Small Cap	—	—	—	1,085,262	140,282	1,225,544

* Risk Parity Fund commenced operations on June 27, 2013 and thus had no Capital Loss carryovers at March 31, 2013.

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act. During the fiscal year ending March 31, 2013, capital loss carryovers in the amount of $10,192,224, $4,545,152, $0, $0 and $0 were utilized by Small Cap, Quality, Emerging Markets, Foreign Value, and Foreign Value Small Cap respectively.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/ (depreciation) in the table below includes unrealized tax gain/ (loss) on foreign currency and investments.

At September 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Portfolio	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)
Small Cap	$88,987,830	$35,785,002	$(1,478,504)	$34,306,498
Quality	95,816,687	14,704,546	(233,048)	14,471,498
Emerging Markets	139,484,492	19,977,108	(14,891,056)	5,086,052
Risk Parity	23,691,341	1,302,963	(781,803)	521,160
Foreign Value	934,565,694	202,709,790	(26,075,628)	176,634,162
Foreign Value Small Cap	91,858,077	37,115,957	(5,136,027)	31,979,930

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Six months ended September 30, 2013		Year ended March 31, 2013
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	104,345	$2,459,831	397,277	$8,042,906
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(174,098)	(4,204,315)	(604,482)	(12,206,925)
Net Change	(69,753)	(1,744,484)	(207,205)	(4,164,019)

Institutional Shares
Shares sold	1,480	$40,383	110,070	$2,615,413
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(8,140)	(218,453)	(67,472)	(1,642,916)
Net Change	(6,660)	(178,070)	42,598	972,497
Total Net Change For Fund		$(1,922,554)		$(3,191,522)

Quality
Ordinary Shares
Shares sold	264,913	$4,339,423	1,087,154	$15,630,714
Shares issued in reinvestment of distributions	—	—	66,925	969,079
Shares redeemed	(209,724)	(3,445,138)	(1,428,820)	(20,306,550)
Net Change	55,189	894,285	(274,741)	(3,706,757)

Institutional Shares
Shares sold	285,319	$4,932,478	94,140	$1,452,652
Shares issued in reinvestment of distributions	—	—	2,284	34,560
Shares redeemed	(18,380)	(317,422)	(51,833)	(801,346)
Net Change	266,939	4,615,056	44,591	685,866
Total Net Change For Fund		$5,509,341		$(3,020,891)

Emerging Markets
Ordinary Shares
Shares sold	461,030	$10,281,804	1,084,432	$24,063,148
Shares issued in reinvestment of distributions	—	—	79,817	1,831,797
Shares redeemed	(563,978)	(12,532,490)	(1,616,028)	(35,835,496)
Net Change	(102,948)	(2,250,686)	(451,779)	(9,940,551)

Institutional Shares
Shares sold	58,190	$1,313,029	171,805	$3,943,602
Shares issued in reinvestment of distributions	—	—	10,116	235,107
Shares redeemed	(60,340)	(1,429,953)	(224,737)	(5,129,602)
Net Change	(5,150)	(116,924)	(42,816)	(950,893)
Total Net Change For Fund		$(2,367,610)		$(10,891,444)

Risk Parity
Ordinary Shares
Shares sold	1,580	$ 15,824
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Net Change	1,580	15,824

Institutional Shares
Shares sold	2,347,543	$23,625,034
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Net Change	2,347,543	23,625,034
Total Net Change For Fund		$23,640,858

Foreign Value
Ordinary Shares
Shares sold	10,116,867	$166,412,841	20,220,091	$294,062,327
Shares issued in reinvestment of distributions	—	—	198,468	2,881,757
Shares redeemed	(2,902,736)	(47,719,048)	(4,177,814)	(58,836,804)
Net Change	7,214,131	118,693,793	16,240,745	238,107,280

Institutional Shares
Shares sold	1,244,641	$20,922,844	5,147,715	$71,138,617
Shares issued in reinvestment of distributions	—	—	79,411	1,152,265
Shares redeemed	(469,361)	(7,691,480)	(1,034,703)	(14,583,083)
Net Change	775,280	13,231,364	4,192,423	57,707,799
Total Net Change For Fund		$131,925,157		$295,815,079

Foreign Value Small Cap
Ordinary Shares
Shares sold	427,631	$4,555,059	1,422,737	$13,550,210
Shares issued in reinvestment of distributions	—	—	135,381	1,288,830
Shares redeemed	(573,313)	(6,130,398)	(784,949)	(7,360,895)
Net Change	(145,682)	(1,575,339)	773,169	7,478,145

Institutional Shares
Shares sold	296,397	$3,177,745	748,064	$7,209,029
Shares issued in reinvestment of distributions	—	—	21,654	206,143
Shares redeemed	(115,094)	(1,223,524)	(911,896)	(8,411,674)
Net Change	181,303	1,954,221	(142,178)	(996,502)
Total Net Change for Fund		$378,882		$6,481,643

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS (unaudited)

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2013 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

MANAGEMENT CONTRACT AND ADVISORY

CONTRACT APPROVAL (unaudited)

The Trustees, including the Independent Trustees, oversee the management of each Fund and, as required by law, determine annually whether to continue the Management Contract with respect to each Fund and the Subadvisory Contract for each Fund.

In connection with their most recent consideration of those agreements for each Fund (with the exception of the Risk Parity Fund, which is new), the Trustees received and reviewed information provided by the Manager and the Subadvisers in response to requests of the Independent Trustees and their independent legal counsel. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and the Independent Trustees also met separately in executive session with their independent legal counsel.

At a meeting held on May 16, 2013, based on the Trustees’ evaluation of the information provided by the Manager and the Subadvisers, as well as other information, the Trustees, including all of the Independent Trustees, determined that the overall arrangements with respect to each Fund and the Manager and each Subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by the Manager, its affiliates and the Subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Management Contract and the Subadvisory Contract with respect to each Fund for an additional one-year period, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by the Manager and the Subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of the Manager and each Subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by the Manager or the Subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Manager’s role as administrator to the Funds, noting the Manager the fees that it receives for its services. The Trustees considered the role of the Manager in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees, including the Independent Trustees, concluded that the nature, extent and quality of the services provided by the Manager and the Subadviser to each Fund were appropriate and consistent with the terms of the Management Contract and the Subadvisory Contracts, and that, taking into account steps taken to address each Fund whose performance lagged that of its peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that the Manager and each Subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Management Fees and Expenses

The Trustees reviewed the contractual investment advisory and subadvisory fee rates payable by each Fund and the Manager, respectively, as well as actual fees paid by each Fund, net of waivers. As part of its review, the Trustees considered each Fund’s management fee, subadvisory fee payable by the Manager, and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Trustees noted that the Manager did not have any clients other than the Funds, and thus they could not consider the comparability of the fees charged and the services provided to each Fund by the Manager and services provided to other clients of the Manager. In addition, the Trustees considered the willingness of the Manager to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Manager and the Subadvisers, the Trustees, including the Independent Trustees, concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Trustees reviewed the level of profits realized by the Manager and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Trustees considered other direct and indirect benefits received by the Manager and its affiliates in connection with their relationships with the Funds.

The Trustees, including the Independent Trustees, concluded that the profitability of the Manager with respect to each of the Funds, and the profitability range of each of the Manager’s affiliates with respect to its services to the Funds, were reasonable in relation to the services provided.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the Trustees noted that certain Funds had some recent performance challenges, but performance has recently been improving. The Trustees, including the Independent Trustees, concluded that the performance of certain Funds was good or very good under current market conditions. They also concluded that, although the performance of other Funds lagged that of their peers for certain periods, the Manager had taken or was taking appropriate steps to address those instances of under-performance.

Economies of Scale

The Trustees considered information about the potential for the Manager to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, the actual management fee rate paid by some of the Funds, after fee waivers and contractual expense limitations, was closer to the mean management fee rate of the Fund’s peer group identified by independent data providers. They noted that for those Funds whose expenses are being reduced by fee waivers and contractual expense limitations of the Manager, the Manager is subsidizing the Funds because they have not reached adequate scale. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees, including the Independent Trustees, concluded that the current fee structure of each Fund was reasonable and that the current rates of fees reflect a sharing between the Manager and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Manager

The Trustees also considered benefits that accrue to the Manager and its affiliates from their relationships with the Funds. They recognized that two affiliates of the Manager separately serve the Funds as transfer agent and distributor, respectively, and each receives compensation directly from the Funds for services provided. The Trustees, including the Independent Trustees, concluded that, other than the services provided by the Manager and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and the Manager may potentially benefit from their relationship with each other in other ways. They also concluded that, among other things, success of any Fund could attract other business to the Manager, and that the success of the Manager could enhance the Manager’s ability to serve the Funds.

* * *

After full consideration of the above factors, as well as other factors, the Trustees, including the Independent Trustees, concluded at their May 16, 2013 meeting that the proposed continuation of the Management Contract and the Subadvisory Contract with respect to each Fund for another year was in the best interest of the respective Funds and their shareholders.

PEAR TREE FUNDS

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PEAR TREE FUNDS

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PEAR TREE FUNDS

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PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01772

Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 121 High Street,
2nd Floor, Boston, MA 02110
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773

Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111

Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111

Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103

Legal Counsel	Nutter, McClennen & Fish, Seaport West, 155 Seaport Boulevard, Boston, MA 02210

For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

ITEM 2.                      Code of Ethics

Not applicable for report period.

ITEM 3.                      Audit Committee Financial Expert

Not applicable for report period.

ITEM 4.                      Principal Accountant Fees and Services

Not applicable for report period.

ITEM 5.                                         Audit Committee of Listed Registrants

                      Not applicable.

ITEM 6.                      Schedule of Investments

Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                                         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                      Not applicable.

ITEM 10                      Submission of Matters to a Vote of Security Holders

                      Not applicable.

ITEM 11.                      Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Pear Tree Funds

By_/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  November 29, 2013

By /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: November 29, 2013